Exhibit 10.17

CONFIDENTIAL	Execution Version

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

LICENSE AGREEMENT

November 19, 2018

by and between

iNtRON BIOTECHNOLOGY, INC.

a company organized under the laws of the Republic of Korea

“iNtRON”

and

PHARMAVANT 1 GMBH IN FORMATION

a company organized under the laws of Switzerland

“Lysovant”

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

i

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

TABLE OF CONTENTS

(continued)

ii

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

TABLE OF CONTENTS

(continued)

iii

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is entered into as of November 19, 2018 (the “Effective Date”), by and between iNtRON BIOTECHNOLOGY, INC., a company organized under the laws of the Republic of Korea and having an address of [***] (“iNtRON”), and PHARMAVANT 1 GMBH IN FORMATION, a company organized under the laws of Switzerland and having an address of [***] (“Lysovant”). iNtRON and Lysovant may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, iNtRON is a clinical-stage biopharmaceutical company that has identified and developed certain antimicrobial endolysins, including a product identified by iNtRON as SAL200, and owns or controls certain patents, know-how and data relating to such endolysins; and

WHEREAS, Lysovant desires to obtain from iNtRON, and iNtRON desires to grant to Lysovant, an exclusive worldwide license to develop, manufacture and commercialize products containing SAL200, and an exclusive option to obtain an exclusive license to develop, manufacture and commercialize products containing certain other endolysins, all subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, iNtRON and Lysovant hereby agree as follows:

ARTICLE 1

DEFINITIONS

“Accounting Standards” means International Financial Reporting Standards (IFRS) and U.S. Generally Accepted Accounting Principles (GAAP), in each case, as generally and consistently applied by the applicable Selling Entity.

“Affiliate” means, with respect to a Party or a Third Party, any entity that now or in the future, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Party or Third Party, as applicable, but for only so long as such control exists. As used in this definition of “Affiliate”, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (b) direct or indirect beneficial ownership of more than fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital or other equity interest in such entity. [***].

“Alternative Transaction” has the meaning set forth in Section 2.7(b) (Option Exclusivity).

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Applicable Laws” means the applicable provisions of any and all national, supranational, regional, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidance, ordinances, judgments, decrees, directives, injunctions, orders, permits (including MAAs) of or from any court, arbitrator, Regulatory Authority or Governmental Authority having jurisdiction over or related to the subject item.

“Auditor” has the meaning set forth in Section 7.9 (Audit Dispute).

“Bankruptcy Laws” has the meaning set forth in Section 13.4 (Rights Upon Bankruptcy).

“BLA” means a biologics license application submitted to the FDA pursuant to the Public Health Service Act, 42 U.S.C. § 262.

“BPCIA” has the meaning set forth in Section 8.4(f) (Biosimilars).

“Business Day” means a day other than a Saturday, Sunday or a bank or other public holiday in Basel, Switzerland; New York, New York; or Seoul, Republic of Korea.

“Calendar Year” means each respective period of twelve (12) consecutive months ending on December 31.

“cGMP” means the then-current standards for Good Manufacturing Practices, as defined in FDA rules and regulations or as defined in another Regulatory Authority’s rules and regulations, that apply to the manufacture of Licensed Endolysin or Licensed Product, including (a) the United States regulations set forth in Title 21 of the United States Code of Federal Regulations Parts 11, and 820 and the corresponding regulation of any other applicable Regulatory Authority, (b) the International Organization for Standardization (ISO) 13485, and (c) all additional Regulatory Authority documents that correspond to, replace, amend, modify, supplant, or complement any of the foregoing.

“Claims” means all Third Party demands, claims, actions, proceedings and liability (whether criminal or civil, in contract, tort or otherwise) for losses, damages, fees, costs (including reasonable attorneys’ fees), and other expenses of any nature.

“CMC” means chemistry, manufacturing, and controls.

“CMO” means a Third Party contract manufacturing organization.

“Combination Product” means any Licensed Product comprising a Licensed Endolysin and at least one other therapeutically active product or pharmaceutical ingredient (including another Licensed Endolysin), whether formulated together (i.e., a fixed dose combination) or packaged together and sold for a single price.

“Commercialization” means the conduct of any and all activities (whether conducted before or after Regulatory Approval) relating to the promotion, marketing, sale and distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling and delivering Licensed Products to customers) of Licensed Products in the Territory, including: (a) sales force efforts, detailing, advertising, medical education, planning, marketing,

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

sales force training, and sales and distribution, and (b) scientific and medical affairs. For clarity, Commercialization does not include any Development activities, whether conducted before or after Regulatory Approval. “Commercialize”, “Commercialized”, and “Commercializing” have correlative meanings.

“Commercially Reasonable Efforts” means, (a) with respect to Lysovant’s obligations under this Agreement relating to Development or Commercialization activities relating to Licensed Products, those efforts and resources that are [***] for development, regulatory, manufacturing and commercialization activities conducted with respect to products at a similar stage of development or commercialization and having similar commercial potential, taking into account all relevant factors, including relative safety and efficacy, product profile, stage in product lifecycle, the regulatory environment, approved labeling, payors’ policies and regulations, competitiveness of the marketplace and the market potential of such products, the nature and extent of market exclusivity, including patent coverage and regulatory data protection, and price and reimbursement status, and (b) [***]. With respect to clause (a), the Parties hereby agree that the level of effort may be different for different markets and may change over time, reflecting changes in the status of the aforementioned attributes and potential of the Licensed Product(s).

“Confidential Information” of a Party means all Know-How, materials, and other proprietary scientific, marketing, financial, or commercial information that is (a) disclosed by or on behalf of such Party or any of its Affiliates or otherwise made available to the other Party or any of its Affiliates, whether made available orally, in writing, or in electronic form, or (b) learned or obtained by the other Party in connection with the activities contemplated by this Agreement, in each case, regardless of whether any of the foregoing are marked “confidential” or “proprietary”. The existence and terms of this Agreement are the [***] of both Parties. All information disclosed by a Party or its Affiliate under the Confidentiality Agreement that relates to any Licensed Product or the transaction under this Agreement is deemed the Confidential Information of such Party under this Agreement. For clarity, all iNtRON Know-How and Lysovant Know-How are considered Confidential Information of the Party disclosing such KnowHow under this Agreement, subject to Section 11.1(d) (Duty of Confidence).

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“Control” or “Controlled” means, with respect to any Know-How, materials, Patents or other intellectual property rights, the legal authority or right (whether by ownership, license or otherwise but without taking into account any rights granted by one Party to the other Party pursuant to this Agreement) of a Party to grant access, a license or a sublicense of or under such Know-How, materials, Patents or other intellectual property rights to the other Party, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Cover” means, with respect to a claim of a Patent and a Licensed Endolysin or a Licensed Product, that such claim would be infringed, absent a license thereunder or ownership thereof, by the manufacture, use, offer for sale, sale or importation of such Licensed Endolysin or Licensed Product (considering claims of patent applications to be issued for purposes of determining infringement). “Covered” has a correlative meaning.

“Data” means any and all scientific, technical and test data pertaining to a Licensed Endolysin, New Endolysin, additional endolysin being considered for inclusion in this Agreement pursuant to Section 2.8 (Additional Initial or New Endolysins), or Licensed Product, including research data, clinical pharmacology data, CMC data (including analytical and quality control data and stability data), pre-clinical data, clinical data or submissions made in association with an IND or MAA with respect to any Licensed Endolysin New Endolysin, additional endolysin being considered for inclusion in this Agreement pursuant to Section 2.8 (Additional Initial or New Endolysins), or Licensed Product, in each case that is Controlled by a Party.

“Develop” means any and all actions directed to obtaining, maintaining or expanding Regulatory Approval(s) for a Licensed Product, including to research, develop (including clinical, non-clinical and CMC development), analyze, test and conduct preclinical, clinical and all other regulatory trials for a Licensed Endolysin or Licensed Product, including all post-approval clinical trials, as well as all related regulatory activities. “Developing” and “Development” have correlative meanings.

“Development Plan” has the meaning set forth in Section 3.2 (Development Diligence).

“Disclosing Party” has the meaning set forth in Section 11.1(a) (Duty of Confidence).

“Dollar” means United States dollars and “$” shall be interpreted accordingly.

“EMA” means the European Medicines Agency or any successor agency thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Excluded Claim” has the meaning set forth in Section 13.11(g) (Dispute Resolution).

“FDA” means the U.S. Food and Drug Administration or any successor agency thereto.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Field” means all uses, including the treatment, prevention and diagnosis of any and all human and animal diseases, disorders and conditions. Notwithstanding the foregoing, Field excludes any use of any Licensed Product via topical administration.

“First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the first sale by or on behalf of Lysovant or any of its Affiliates to a Third Party for end use or consumption of a Licensed Product in a given country in the Territory after Regulatory Approval has been granted with respect to such Licensed Product in such country; provided that “First Commercial Sale” shall not include sale, disposal or use of a Licensed Product in a country (a) without charge for marketing, regulatory, development or charitable purposes, such as (if applicable) clinical trials, pre-clinical trials, compassionate use, distribution of free samples, named patient use, or indigent patient programs, or (b) not granted any Regulatory Exclusivity in such country.

“Fiscal Quarter” means each of the following three (3)-month periods during each Fiscal Year: January 1 through March 31; April 1 through June 30; July 1 through September 30; and October 1 through December 31; provided that the first Fiscal Quarter shall commence on the Effective Date and end on [***].

“Fiscal Year” means the period from April 1 of a Calendar Year through March 31 of the following Calendar Year.

“Generic Competition” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that, in a given Fiscal Quarter, one or more Third Parties is selling a Generic Product to such Licensed Product in such country and the unit volume of all Generic Products to such Licensed Product sold in such country in such Fiscal Quarter exceeds [***] of the combined unit volume of such Generic Products and such Licensed Product sold in such country in such Fiscal Quarter, where the number of units of the Generic Products and the Licensed Product sold in the relevant country and Fiscal Quarter are as reported by IQVIA or any successor thereto (or based on equivalent data reported by any other independent sales auditing firm mutually agreed by the Parties).

“Generic Product” means, with respect to a Licensed Product in a country, any product sold in such country by a Third Party (which may be called, for example, a “biogeneric,” “follow-on biologic,” “follow-on biological product,” “follow-on protein product,” “interchangeable product,” “similar biological medicinal product,” or “biosimilar product”) that (a) contains substantially the same therapeutically active ingredient(s) as the active ingredient(s) in such Licensed Product and (b) is sold under an approved MAA that relied in whole or in part on the approved MAA for such Licensed Product as a basis for approval and that was approved by way of an abbreviated regulatory mechanism by the applicable Regulatory Authority, and is approved for an indication for which such Licensed Product is approved in such country, but limited, in each case, to a product that has not been licensed by Lysovant or its Affiliates to such Third Party in such country and that was not obtained in a chain of distribution that includes any of Lysovant or its Affiliates or Sublicensees.

“Governmental Authority” means any national, international, federal, state, provincial or local government, or political subdivision thereof, or any multinational organization or any

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

“ICH” means the International Conference on Harmonisation (of Technical Requirements for Registration of Pharmaceuticals for Human Use).

“IND” means any investigational new drug application, clinical trial application, clinical trial exemption or similar or equivalent application or submission for approval to conduct human clinical investigation filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

“Indemnified Party” has the meaning set forth in Section 10.3 (Indemnification Procedure).

“Indemnifying Party” has the meaning set forth in Section 10.3 (Indemnification Procedure).

“Initial Endolysin” means (a) SAL200; (b) any other endolysin generated or developed by or on behalf of iNtRON or its Affiliate that (1) is Covered by an iNtRON Patent other than a Patent added to the Agreement after Lysovant exercises the New Endolysin Option for any New Endolysin in this Agreement pursuant to Section 2.7 (Option for New Endolysins); and (2) Lysovant elects to include in the license pursuant to Section 2.8 (Additional Initial or New Endolysins) and (c) any modification, variant, or derivative of the endolysins in (a) and (b). Each time Lysovant licenses an Initial Endolysin pursuant to Section 2.8 (Additional Initial or New Endolysins) the Parties shall update Exhibit A to include the structure and/or any other specifications for such Initial Endolysin.

“Initial Licensed Product” means any product containing an Initial Endolysin as an active ingredient, alone or in combination with one or more other therapeutically active products or pharmaceutical ingredients (but excluding any product or ingredient that is proprietary to iNtRON that is not a Licensed Endolysin), in any formulation, but excluding any formulation for topical administration.

“Initial Public Offering” means either: (a) the first underwritten public offering of equity securities by Lysovant or any Lysovant Controlled Affiliate pursuant to the Securities Act; or (b) any transaction in which fifty percent (50%) or more of the equity securities of Lysovant or any other Lysovant Controlled Affiliate are acquired by an entity with a class of securities registered under Section 12(b) or 12(g) of the Exchange Act and in which Lysovant’s or such Lysovant Controlled Affiliate’s stockholders immediately prior to such transaction will hold a majority of the voting securities of the surviving entity immediately after such transaction.

“Initial Transfer Plan” has the meaning set forth in Section 2.5(a) (Transfer Plan).

“Initiation” means, with respect to a clinical trial, the first dosing (whether with investigational drug, comparator drug or placebo) of the first subject in such clinical trial. “Initiate” has the correlative meaning.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“iNtRON Indemnitee” has the meaning set forth in Section 10.2 (Indemnification by Lysovant).

“iNtRON Know-How” means, subject to Section 2.9 (Third Party Licenses), all Know-How that iNtRON or its Affiliates Control as of the Effective Date or during the Term that is reasonably necessary or useful for the Development, manufacture or Commercialization of any Licensed Product in the Field in the Territory, including iNtRON’s interest in Joint Inventions.

“iNtRON Manufacturing Know-How” has the meaning set forth in Section 5.2(a) (Manufacturing Technology Transfer).

“iNtRON Patents” means, subject to Section 2.9 (Third Party Licenses), all Patents that iNtRON or its Affiliates Control as of the Effective Date or during the Term that Cover any Licensed Product in the Field or that are reasonably necessary or useful for the Development, manufacture or Commercialization of any Licensed Product in the Field in the Territory including, but not limited to, iNtRON’s interest in any Joint Patents, and any Patents directly or indirectly prepared or filed by iNtRON after the Effective Date that claim any iNtRON Know-How. Without limiting the foregoing, the iNtRON Patents include those Patents set forth on Exhibit B, which the Parties shall update from time to time and each time Lysovant (a) exercises the New Endolysin Option for any New Endolysin in this Agreement pursuant to Section 2.7 (Option for New Endolysins) or (b) elects to license any additional endolysin pursuant to Section 2.8 (Additional Initial or New Licensed Endolysins)

“iNtRON Technology” means the iNtRON Know-How and the iNtRON Patents.

“Invention” means any process, method, composition of matter, article of manufacture, discovery, finding or other invention, whether or not patentable, that is made, generated, conceived or otherwise invented by a Party, whether alone or jointly with others, in the course of exercising rights, performing obligations or otherwise conducting activities under this Agreement (including Development or Commercialization of Licensed Products), whether directly or indirectly through its Affiliates, agents, consultants or independent contractors, together will any and all intellectual property rights therein.

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“Joint Inventions” has the meaning set forth in Section 8.1(b) (Ownership of Inventions).

“Joint Patents” has the meaning set forth in Section 8.1(b) (Ownership of Inventions).

“Know-How” means any information, discoveries, compounds, compositions, formulations, formulas, Inventions, dosage regimens, practices, procedures, processes, methods, knowledge, know-how, trade secrets, techniques, designs, drawings, correspondence, computer programs, documents, apparatus, results, strategies, regulatory documentation, information and submissions pertaining to, or made in association with, filings with any Governmental Authority or patent office, Data, assays, chemical formulations, specifications, material, product and other samples, physical, chemical and biological materials and compounds, and the like, in written, electronic, oral or other tangible or intangible form, now known or hereafter developed, whether or not patentable or copyrightable, but in all cases excluding any Patents.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Knowledge” means, with respect to any matter in question, the actual knowledge of the head of the department responsible for the applicable matter, obtained after making reasonable inquiry as to such matter where it would be commercially reasonable to do so.

“Licensed Endolysin” means (a) any Initial Endolysin and (b) any New Licensed Endolysin.

“Licensed Product” means (a) any Initial Licensed Product and (b) any New Licensed Product. For the avoidance of doubt, Licensed Product includes any Combination Products.

“Lysovant Controlled Affiliates” means [***].

“Lysovant Data” has the meaning set forth in Section 8.1(a) (Data).

“Lysovant Indemnitee” has the meaning set forth in Section 10.1 (Indemnification by iNtRON).

“Lysovant Know-How” means all Know-How that Lysovant or any Lysovant Controlled Affiliates Control as of the Effective Date or during the Term that is reasonably necessary or useful for the Development, manufacture or Commercialization of any Licensed Endolysin or Licensed Product, including the Lysovant Data, Lysovant’s Sole Inventions and Lysovant’s interest in Joint Inventions.

“Lysovant Patents” means all Patents that Lysovant or any Lysovant Controlled Affiliates Control as of the Effective Date or during the Term that Cover any Licensed Endolysin or Licensed Product or that are reasonably necessary or useful for the Development, manufacture or Commercialization of any Licensed Product in the Field, including Lysovant’s interest in Joint Patents.

“Lysovant Technology” means the Lysovant Know-How and the Lysovant Patents.

“MAA” means an application to the appropriate Regulatory Authority for approval to market for commercial sale a Licensed Product (but excluding Pricing Approval) in a country, including (a) an NDA, (b) a BLA, or (c) an application for authorization to market and/or sell a drug product submitted to a Regulatory Authority in a country other than the U.S., in each case ((a), (b) or (c)), including all amendments and supplements thereto.

“Major Market” means each of the [***].

“Manufacturing Transfer Period” has the meaning set forth in Section 5.2(a) (Manufacturing Technology Transfer).

“NDA” means a new drug application submitted to the FDA pursuant to Section 505(b) of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 355(b).

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Net Sales” “Net Sales” means [***]:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

(h) [***]

(i) [***]

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CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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(1) [***]

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(2) [***]

(3) [***]

“New Endolysin” means any endolysin created or developed by, or on behalf of, iNtRON or its Affiliates as of the Effective Date and/or at any time during the Term that is [***].

“New Endolysin Diligence Package” means, with respect to each New Endolysin, documents in a virtual data room to which Lysovant is given access, containing the following [***]:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(e) [***]

(f) [***]

“New Endolysin Evaluation Period” has the meaning set forth in Section 2.7(e) (New Endolysin Diligence Package).

“New Endolysin Exclusivity Period” means, subject to earlier termination as provided in Section 2.7(f)(iii) (New Endolysin Option Exercise), (a) with respect to a given New [***] Endolysin, the period extending from the [***] until the earliest of [***] or (b) with respect to a given New [***] Endolysin, the period extending from [***] until the earliest of [***].

“New Endolysin Initial Notice” has the meaning set forth in Section 2.7(c) (Notification).

“New Endolysin Initial Response” has the meaning set forth in Section 2.7(d) (New Endolysin Pre-Evaluation).

“New Endolysin Milestone Event” has the meaning set forth in Section 7.2(a)(iii) (Development and Regulatory Milestone Payments).

“New Endolysin Option” has the meaning set forth in Section 2.7(a) (New Endolysin Option).

“New Endolysin Option Exercise Notice” has the meaning set forth in Section 2.7(a) (New Endolysin Option).

“New Endolysin Pre-Evaluation Period” has the meaning set forth in Section 2.7(d) (New Endolysin Pre-Evaluation).

“New [***] Endolysin” means any New Endolysin that is [***].

“New [***] Endolysins Negotiation Period” has the meaning set forth in Section 2.7(f)(ii) (New Endolysin Option Exercise).

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“New [***] Endolysin” means any New Endolysin that is [***].

“New Licensed Endolysin” means (a) for each New [***] Endolysin for which Lysovant exercises the New Endolysin Option and pays the option exercise fee pursuant to Section 2.7(f)(i) (New Endolysin Option Exercise): (1) the New [***] Endolysin; [***] or (b) for each New [***] Endolysin for which the Parties agree on terms pursuant to Section 2.7(f)(ii) (New Endolysin Option Exercise): (1) the New [***] Endolysin; [***].

“New Licensed Product” means any product containing any New Licensed Endolysin as an active ingredient, alone or in combination with one or more other therapeutically active products or pharmaceutical ingredients (but excluding any product or ingredient that is proprietary to iNtRON that is not a Licensed Endolysin), in any formulation, but excluding any formulation for topical administration.

“New Transfer Plan” has the meaning set forth in Section 2.5(b) (New Transfer Plan).

“Ongoing Clinical Trials” means (a) [***] in each case as being conducted by iNtRON or its Affiliates as of the Effective Date.

“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

“Patents” means (a) all patents, utility models, certificates of invention, applications for certificates of invention, priority patent filings and patent applications, and similar statutory rights for the protection of inventions, and (b) any renewals, divisions, continuations (in whole or in part), or requests for continued examination of any of such patents, certificates of invention and patent applications, any and all patents or certificates of invention issuing thereon, and any and all reissuances, reexaminations, extensions, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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“Phase 1 Clinical Trial” means a human clinical trial that would satisfy the requirements for a Phase 1 study as defined in 21 CFR § 312.21(a) (or any amended or successor regulations) or any equivalent regulations in other countries in the Territory, regardless of where such clinical trial is conducted.

“Phase 2 Clinical Trial” means a human clinical trial that would satisfy the requirements for a Phase 2 study as defined in 21 CFR § 312.21(b) (or any amended or successor regulations) or any equivalent regulations in other countries in the Territory, regardless of where such clinical trial is conducted.

“Phase 3 Clinical Trial” means a human clinical trial that would satisfy the requirements for a Phase 3 study as defined in 21 CFR § 312.21(c) (or any amended or successor regulations) or any equivalent regulations in other countries in the Territory, regardless of where such clinical trial is conducted. A Phase 3 Clinical Trial includes (a) a human clinical trial that is designed to satisfy the requirements of both 21 C.F.R. § 312.21(b) and 21 C.F.R. § 312.21(c) or equivalent regulations outside the U.S. (i.e., a Phase 2/3 trial) and (b) a Phase 2 Clinical Trial that is subsequently optimized or expanded to satisfy the requirements of 21 C.F.R. § 312.21(c) or to provide sufficient data to support the preparation and submission of an MAA, in which case the first dosing of the first subject in such trial shall be deemed to have been achieved upon the first dosing of the first subject under the optimized or expanded protocol for such clinical trial.

“PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency or any successor entity thereto.

“Pricing Approval” means such governmental approval, agreement, determination or decision establishing prices for a Licensed Product that can be charged or reimbursed in a regulatory jurisdiction where the applicable Governmental Authorities approve or determine the price or reimbursement of pharmaceutical products and where such approval or determination is reasonably necessary for the commercial sale of such Licensed Product in such jurisdiction.

“Product Infringement” has the meaning set forth in Section 8.4(a) (Notice).

“Proposals” has the meaning set forth in Section 13.12 (Baseball Arbitration).

“Public Official or Entity” means any: (a) officer or employee of a Governmental Authority or of a public international organization, or any person acting in an official capacity for or on behalf of such person; (b) officer, employee or person acting in an official capacity on behalf of a political party; (c) candidate for political office; (d) officer or employee of a government-owned or government-controlled entity or company, including public stock companies in which the majority shareholders are government-owned or government-controlled entities or companies, regardless of the officer’s or employee’s rank or title; (e) uncompensated honorary officials who have influence in the award of business; (f) members of royal families; (g) entity hired to review or accept bids for a Governmental Authority; (h) officials, whether elected, appointed or under a contract, permanent or temporary, who hold a legislative, administrative, or judicial position of any kind in a country or territory; (i) person who performs public functions in any branch of the

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

national, local, or municipal governments of a country or territory or who exercises a public function for any public agency or public enterprise of such country or territory; (j) executive, officer, agent or employee acting in a business (even if privately owned) providing a service to the general public; or (k) immediate family members of any of the persons listed above. An immediate family member is a parent, spouse, significant other, child, or sibling.

“Qualified Event” means the earliest to occur of: (a) an Initial Public Offering; (b) one or more capital contributions to Lysovant or any other Lysovant Controlled Affiliate with aggregate gross offering proceeds to Lysovant or any other Lysovant Controlled Affiliate of at least [***] (which shall include amounts contributed to Lysovant or any other Lysovant Controlled Affiliate after the Effective Date by Affiliates of Lysovant (whether as contributions to capital, equity investments or otherwise)), as well as offering proceeds raised by the surviving entity as described in clause (b) of the definition of Initial Public Offering); (c) a sale or transfer of all or substantially all of the assets or business of Lysovant or any other Lysovant Controlled Affiliate pertaining to Licensed Products to a Third Party; (d) the acquisition by a Third Party of more than fifty percent (50%) of the voting power of the outstanding voting securities of Lysovant or any other Lysovant Controlled Affiliate; and (e) the merger or consolidation of Lysovant or any other Lysovant Controlled Affiliate with or into a Third Party, other than in the case of this clause (e), a merger or consolidation of such entity in which holders of voting securities of Lysovant or other such Lysovant Controlled Affiliate immediately prior to such merger or consolidation will hold at least fifty percent (50%) of the voting power of the outstanding voting securities of the acquiring Third Party or the surviving corporation in such merger or consolidation, as the case may be, immediately after such acquisition or consolidation.

“Receiving Party” has the meaning set forth in Section 11.1(a) (Duty of Confidence).

“Regulatory Approval” means all approvals, including Pricing Approvals (if any) and MAAs, that are necessary for the commercial sale of a Licensed Product in a given country or regulatory jurisdiction.

“Regulatory Authority” means any applicable Governmental Authority responsible for granting Regulatory Approvals for Licensed Product, including the FDA, the EMA, the PMDA, and any corresponding national or regional regulatory authorities.

“Regulatory Documentation” means all applications, filings, submissions, approvals, licenses, registrations, permits, notifications and authorizations (or waivers), all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority), all reports and documentation in connection with studies and tests (including study reports and study protocols, and copies of all interim study analysis), and all Data contained in any of the foregoing, with respect to the testing, Development, manufacture or Commercialization of any Licensed Product, including any IND, NDA, MAA, Regulatory Approval, manufacturing data and drug master files.

“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a pharmaceutical product other than Patents, including orphan drug exclusivity, new chemical entity exclusivity, data exclusivity, or pediatric exclusivity.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Remedial Action” has the meaning set forth in Section 4.4 (Remedial Actions).

“Royalty Term” has the meaning set forth in Section 7.3(b) (Royalty Term).

“Safety Data” means Data related solely to any adverse drug experiences and serious adverse drug experiences as such information is reportable to Regulatory Authorities. Safety Data also includes “adverse events”, “adverse drug reactions” and “unexpected adverse drug reactions” as defined in the ICH Harmonised Tripartite Guideline for Clinical Safety Data Management: Definitions and Standards for Expedited Reporting.

“SAL200” means the endolysin referred to by iNtRON as SAL200 and having the structure and/or any other specifications set forth in Exhibit A.

“SAL200 Milestone Event” has the meaning set forth in Section 7.2(a)(i) (Development and Regulatory Milestone Payments).

“SEC” has the meaning set forth in Section 11.7(a) (Disclosure to the SEC).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Entity” means Lysovant and any of its Affiliates or Sublicensees, in each case in its capacity as seller of Licensed Products.

“Sole Inventions” has the meaning set forth in Section 8.1(b) (Ownership of Inventions).

“Sublicense” means sublicense granted by Lysovant under the licenses granted by iNtRON to Lysovant in Section 2.1 (License to Lysovant).

“Sublicensee” means a Third Party to whom Lysovant or its Affiliates has granted a Sublicense in accordance with the terms of this Agreement.

“Subsidiary” means, with respect to a Party or a Third Party, any entity that now or in the future, directly or indirectly through one or more intermediaries, is controlled by such Party or Third Party, as applicable, but for only so long as such control exists. As used in this definition of “Subsidiary”, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (b) direct or indirect beneficial ownership of more than fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital or other equity interest in such entity.

“Tax” or “Taxes” means (a) all federal, provincial, territorial, state, municipal, local, foreign or other taxes, imposts, rates, levies, assessments and other charges in the nature of a tax (and all interest and penalties thereon and additions thereto imposed by any Governmental Authority), including all income, excise, franchise, gains, capital, real property, goods and services, transfer, value added, gross receipts, windfall profits, severance, ad valorem, personal property, production, sales, use, license, stamp, documentary stamp, mortgage recording,

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

employment, payroll, social security, unemployment, disability, escheat, estimated or withholding taxes, and all customs and import duties, together with all interest, penalties and additions thereto imposed with respect to such amounts, in each case whether disputed or not, (b) any liability for the payment of any amounts of the type described in clause (a) as a result of being or having been a member of an affiliated, consolidated, combined or unitary group; and (c) any liability for the payment of any amounts as a result of being party to any tax sharing agreement or arrangement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (a) or (b).

“Term” has the meaning set forth in Section 12.1 (Term).

“Territory” means worldwide.

“Third Party” means any Person other than iNtRON or Lysovant or an Affiliate of iNtRON or Lysovant.

“Third Party License” means any Third Party agreement that is deemed to be a Third Party License pursuant to Section 2.9 (Third Party Licenses).

“Transfer Plan” means, as applicable, (a) the Initial Transfer Plan, or (b) a New Transfer Plan.

“Transfer Tax” has the meaning set forth in Section 7.7(c) (Transfer Tax).

“United States” or “U.S.” means the United States of America, including its territories and possessions.

“Valid Claim” means (a) a claim of an issued and unexpired Patent that has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is not appealable or has not been appealed within the time allowed for appeal, and that has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise or (b) [***].

ARTICLE 2

LICENSE GRANT

2.1 License to Lysovant. Subject to the terms and conditions of this Agreement, iNtRON, on behalf of itself and its Affiliates, hereby grants to Lysovant an exclusive (even as to iNtRON and its Affiliates, but subject to Section 2.3 (Retained Rights)), royalty-bearing license, with the right to grant Sublicenses, including through multiple tiers, in accordance with Section 2.2 (Sublicense Rights), under the iNtRON Technology to research, Develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise Commercialize Licensed Products in the Field in the Territory.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

2.2 Sublicense Rights. Subject to the terms of this Section 2.2 (Sublicense Rights), Lysovant may grant Sublicenses of the license granted in Section 2.1 (License to Lysovant), including through multiple tiers, to Affiliates of Lysovant or any Third Parties without the consent of, but with prior written notice to, iNtRON. Such notice shall include the name of the applicable Affiliate(s) or Third Party and description of the applicable Licensed Product and scope of the license granted. Lysovant shall not need to provide such notice for the grant of any sublicense entered into by Lysovant in the ordinary course of its business to a Third Party subcontractor conducting activities on behalf of Lysovant in order for Lysovant to perform its obligations under this Agreement. Lysovant shall remain responsible for the performance of all of its Affiliates and Sublicensees to the same extent as if such activities were conducted by Lysovant. Any Sublicense granted hereunder, whether to an Affiliate or Sublicensee, shall be in writing and shall incorporate terms and conditions sufficient to enable Lysovant to comply with this Agreement. Lysovant shall include in any Sublicense a provision granting iNtRON access and Lysovant rights to Data and Inventions made or generated by such Affiliate or Sublicensee, such that iNtRON will have the same rights thereto under this Agreement as if such Data and Inventions were made or generated by Lysovant, subject to such Affiliate’s or Sublicensee’s consent and any Applicable Law. Within [***] after execution, Lysovant shall provide iNtRON with a copy of each agreement granting a Sublicense to any Third Party (other than any sublicense entered into by Lysovant with a Third Party subcontractor conducting activities on behalf of Lysovant in the ordinary course of its business in order for Lysovant to perform its obligations under this Agreement), which copy may be redacted of any confidential information of the Sublicensee that is not necessary for iNtRON to confirm compliance with this Agreement.

2.3 Retained Rights. iNtRON hereby expressly reserves (a) all rights to practice, and to grant licenses under, the iNtRON Technology outside the scope of the exclusive license granted in Section 2.1 (License to Lysovant), for any and all purposes, and (b) the right to conduct research for the purpose of generating additional endolysins and conducting pre-clinical development of such endolysins, subject to Section 2.8 (Additional Initial or New Endolysins).

2.4 License to iNtRON. Subject to the terms and conditions of this Agreement, Lysovant, on behalf of itself and its Affiliates, hereby grants to iNtRON a non-exclusive, worldwide, royalty-free, license, with the right to grant sublicenses through multiple tiers, under the Lysovant Patents and Lysovant Know-How that is reasonably necessary or useful to research, develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise commercialize products containing Licensed Endolysins formulated for topical administration. Lysovant will discuss with iNtRON in good faith a mechanism for disclosing such Lysovant Know-How to iNtRON, provided that with respect to Data included in the Lysovant Know-How, Lysovant will only need to provide material Data that is reasonably necessary or useful for products containing Licensed Endolysins formulated for topical administration.

2.5 Transfer of Know-How and Materials.

(a) Initial Transfer Plan. Within [***] after the Effective Date, the Parties shall agree on a plan for the transfer to Lysovant of (i) any iNtRON Know-How (including the Data therein) with respect to the Initial Licensed Product, and (ii) certain materials that are reasonably necessary or useful for the Development or manufacture of the Initial Licensed Product, in each case Controlled by iNtRON or its Affiliates as of the Effective Date, which plan shall be attached hereto as Exhibit C (the “Initial Transfer Plan”). Such iNtRON Know-How will be transferred in the English language.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(b) New Transfer Plans. Within [***] after Lysovant’s exercise of the New Endolysin Option for any New Endolysin pursuant to Section 2.7 (Option for New Endolysins) or Lysovant’s election to license any additional Initial Endolysin or New Endolysin pursuant to Section 2.8 (Additional Initial or New Endolysins), the Parties shall (A) agree on a plan for the transfer of (1) any iNtRON Know-How (including the Data therein) with respect to the applicable Initial Licensed Product or New Licensed Product, and (2) any other materials that are reasonably necessary or useful for the Development or manufacture of such Initial Licensed Product or New Licensed Product, in each case Controlled by iNtRON or its Affiliates as of the date of such transfer to Lysovant (the “New Transfer Plan”), and (B) update Exhibit C with such New Transfer Plan. Such Know-How and materials will be provided by iNtRON in the English language.

(c) Transfer. As soon as reasonably practical and pursuant to the applicable Transfer Plan, iNtRON shall commence disclosing and making available to Lysovant the iNtRON Know-How and materials listed in such Transfer Plan, according to the timeline set forth in such Transfer Plan. Notwithstanding the foregoing, iNtRON agrees to use reasonable efforts to complete the foregoing transfers no later than [***] or such other period as reasonably agreed to by the Parties to complete such transfer, after (i) the Effective Date in case of the transfer with respect to the Initial Licensed Product, or (ii) the Parties agree on the applicable New Transfer Plan in case of the transfer with respect to any Initial Licensed Product or New Licensed Product, as applicable. Under each Transfer Plan, the Parties shall cooperate with each other in good faith to enable a smooth transfer of the applicable iNtRON Know-How and materials to Lysovant. Upon Lysovant’s reasonable request and upon reasonable prior notice, iNtRON shall provide up to [***] of reasonable technical assistance (including making appropriate employees available to Lysovant at reasonable times, places, and frequency, and facilitating Lysovant’s contact to the respective research laboratories, contract manufacturing organization and contract research organizations), for the purpose of assisting Lysovant to understand and use the iNtRON Know-How in connection with Lysovant’s Development of Licensed Products. iNtRON shall consider in good faith any requests for assistance in excess of such [***] which will be provided at a reasonable hourly consulting rate consistent with the industry practice. If (A) one or both Parties become aware of iNtRON Know-How that was Controlled by iNtRON or its Affiliates as of the Effective Date or the date that the Parties agreed on the New Transfer Plan, as applicable, but was not transferred to Lysovant; or (B) one or both Parties become aware of iNtRON Know-How that first came within the Control of iNtRON or its Affiliates after the Effective Date or the date that the Parties agreed on the New Transfer Plan, as applicable; then, in each case ((A) and (B)), the applicable Party will notify the other Party, and upon Lysovant’s request, iNtRON shall promptly disclose and transfer the requested iNtRON Know-How to Lysovant.

(d) Materials. All materials provided by iNtRON under this Section 2.5 (Transfer of Know-How and Materials) and under Section 5.2 (Manufacturing Technology Transfer) shall remain the sole property of iNtRON. Lysovant shall use such materials solely to Develop and manufacture Licensed Products in accordance with the terms of this Agreement and shall not use such materials in research or testing involving human subjects, unless expressly

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

agreed by iNtRON. Except as expressly set forth in this Agreement, the materials provided by iNtRON under this Section 2.5 (Transfer of Know-How and Materials) are provided on an “as-is” basis without any representation or warranty of any type, express or implied, including any representation or warranty of merchantability, noninfringement, title or fitness for a particular purpose, each of which is hereby expressly disclaimed by iNtRON.

2.6 No Implied Licenses; Negative Covenant. Except as expressly set forth in this Agreement, neither Party shall acquire under this Agreement any license or other intellectual property right or interest, by implication or otherwise, under or to any Patents, Know-How or other intellectual property owned or controlled by the other Party. Each Party shall not, and shall not permit any of its Affiliates or Sublicensees to, practice any Patents or Know-How licensed to it by the other Party outside the scope of the licenses granted to it under this Agreement.

2.7 Option for New Endolysins.

(a) New Endolysin Option. iNtRON, on behalf of itself and its Affiliates, hereby grants to Lysovant, on a New Endolysin-by-New Endolysin basis, an option, exercisable during the applicable New Endolysin Exclusivity Period, to [***] either on or before the Effective Date or during the first [***] of the Term under the terms and conditions set forth in this Agreement (as to each such option, the “New Endolysin Option”). For purposes of this Section 2.7(a) (New Endolysin Option), a New Endolysin will be considered created or developed during the first [***] of the Term if [***] before the date that is [***] from [***]. With respect to each such New Endolysin, Lysovant shall have the right, but not the obligation, to exercise the New Endolysin Option in its sole discretion at any time during the applicable New Endolysin Exclusivity Period by delivering written notice of such exercise to iNtRON (the “New Endolysin Option Exercise Notice”) and complying with the applicable terms and conditions of this Section 2.7 (Option for New Endolysins). iNtRON shall [***] to research and develop New Endolysins throughout the first [***] of the Term and will not alter or change the scope of its efforts in any attempt to delay the development of New Endolysins until after this period of time has elapsed.

(b) Option Exclusivity. iNtRON hereby covenants that during the New Endolysin Exclusivity Period for each New Endolysin: (i) iNtRON and its Affiliates shall not, and iNtRON shall ensure that its Affiliates do not, directly or indirectly, enter into any agreement or arrangement with any Third Party which includes [***] and (ii) iNtRON and its Affiliates shall not, and iNtRON shall ensure that its Affiliates do not, directly or indirectly: [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(c) Notification.

(i) During the Term, iNtRON shall notify Lysovant in writing of each New Endolysin at least [***] but no more than [***] prior to the anticipated [***] such New Endolysin (notwithstanding the foregoing, it being understood that (A) prior to such notice, iNtRON or its Affiliates shall have completed [***] (B) iNtRON shall make such notification prior to a submission of any [***] in connection with the applicable New Endolysin, and (C) iNtRON shall not Initiate any [***] for such New Endolysin during the applicable New Endolysin Exclusivity Period) (such notification, the “New Endolysin Initial Notice”).

(ii) Subject to the terms and conditions hereof, during the first [***] of the Term, the Parties shall have a discussion at least [***] every [***]. iNtRON shall consider Lysovant’s comments with respect to such research and development activities in good faith.

(d) New Endolysin Pre-Evaluation. Within [***] after receiving the New Endolysin Initial Notice (the “New Endolysin Pre-Evaluation Period”), Lysovant shall inform iNtRON in writing as to whether Lysovant desires to proceed with the evaluation of the applicable New Endolysin by receiving a New Endolysin Diligence Package with respect to such New Endolysin pursuant to Section 2.7(e) (New Endolysin Diligence Package) (such notice, the “New Endolysin Initial Response”).

(e) New Endolysin Diligence Package. If Lysovant sends iNtRON a New Endolysin Initial Response within the New Endolysin Pre-Evaluation Period indicating that Lysovant is interested in further evaluating the applicable New Endolysin, then within [***] after receipt of such New Endolysin Initial Response, iNtRON shall make available to Lysovant the New Endolysin Diligence Package for such New Endolysin (which, for clarity, shall mean that relevant employees, agents, contractors or consultants of Lysovant who are under confidentiality obligations reasonably acceptable to iNtRON have access to the virtual data room(s) containing the contents of the New Endolysin Diligence Package). Commencing upon the date on which Lysovant is provided access to the complete New Endolysin Diligence Package

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

pursuant to the immediately preceding sentence and continuing for [***] thereafter (the “New Endolysin Evaluation Period”), specifically identified employees, agents, contractors and consultants of Lysovant will have the right to review the information in such New Endolysin Diligence Package solely to evaluate the applicable New Endolysin for the purpose of determining whether to exercise the New Endolysin Option thereto. During the New Endolysin Evaluation Period, Lysovant and its Affiliates may make reasonable requests to iNtRON for additional information and records related to the applicable New Endolysin that would be reasonably necessary or useful for Lysovant’s decision of whether to exercise the New Endolysin Option (including the requests to gain access to iNtRON’s subject matter experts for discussions, presentations and/or Q&A sessions), and iNtRON shall use reasonable efforts to respond to such requests within [***] thereof; provided that if iNtRON does not provide such reasonably requested additional information, if available to and Controlled by iNtRON, to Lysovant within such [***] period, then the New Endolysin Evaluation Period shall be extended by a period of time equal to the number of days after such [***] period during which iNtRON fails to provide such reasonably requested additional information. In addition, if iNtRON or any of its Affiliates comes into possession and Control of any additional material data, information, reports or correspondence specifically related to the New Endolysin during the New Endolysin Evaluation Period, iNtRON shall promptly, but in all cases within [***] after such data, information, report or correspondence comes into iNtRON’s or any of its Affiliates’ possession and Control, provide such data, information, reports or correspondence to Lysovant. At Lysovant’s reasonable request, iNtRON shall provide to Lysovant during the New Endolysin Evaluation Period sufficient quantities of New Endolysin (in the requested form) or other materials related to such New Endolysin for Lysovant’s evaluation of such New Endolysin. In the event Lysovant requests any such New Endolysins or materials, the Parties shall promptly enter into a material transfer agreement on standard terms and conditions for the transfer of such materials from iNtRON to Lysovant.

(f) New Endolysin Option Exercise.

(i) If Lysovant provides a New Endolysin Option Exercise Notice with respect to a New Endolysin that is a New [***] Endolysin during the New Endolysin Evaluation Period and pays the [***] fee under Section 7.1 (Upfront Payments) within the time frame set forth in that section for such New [***] Endolysin, then such New [***] Endolysin shall be included in the definition of New Licensed Endolysin as of the date of such New Endolysin Option Exercise Notice and payment. At the time of providing such New Endolysin Option Exercise Notice, Lysovant will inform iNtRON if it has determined that it intends to develop such New [***] Endolysin only for use in [***] (A) an [***] or (B) one or more other [***]. The determination that such New [***] Endolysin will be developed only for use in [***] will be made [***] but in good faith after an analysis of the New Diligence Package and good faith discussions with iNtRON. Lysovant may only determine that such New [***] Endolysin will be developed only for use in [***] if all or substantially all of the [***] performed by [***] with respect to such New [***] Endolysin was for use in [***] with such other [***]. If Lysovant informs iNtRON it has determined that such New [***] Endolysin will be developed only for use in [***] will not Develop such New [***] Endolysin on its own and not as part of a [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(ii) If Lysovant provides a New Endolysin Option Exercise Notice with respect to a New [***] Endolysin, then commencing upon the date of such New Endolysin Option Exercise Notice and for [***] thereafter, the Parties shall exclusively negotiate in good faith the terms of any upfront payments, development milestone payments, regulatory milestone payments and royalty payments, if any, in connection with the applicable New [***] Endolysin (such negotiation period, the “New [***] Endolysins Negotiation Period”). iNtRON shall [***] with respect to the foregoing terms during the New [***] Endolysins Negotiation Period.

(A)

If the Parties reach an agreement on the foregoing terms within the New [***] Endolysins Negotiation Period, then such New [***] Endolysin shall be included in the definition of New Licensed Endolysin as of the date of such agreement or any other date the Parties agreed on. For the avoidance of doubt, the upfront payment, development milestone payment, regulatory milestone payment, and royalty payment terms the Parties agreed on in accordance with Section 2.7(f)(ii) (New Endolysin Option Exercise) shall replace the applicable terms in ARTICLE 7 (Financial Provisions) in connection with the applicable New [***] Endolysin and any associated New Licensed Product, however any other terms and conditions hereof, including Section 7.2(b) (Sales Milestone Payments), shall apply with respect to such New Licensed Product (it being understood that the Parties may amend such other terms and conditions solely with respect to such New Licensed Product after a good faith discussion, provided that such amended terms and conditions shall be [***] to the corresponding terms and conditions herein).

(B)	[***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(iii) If, with respect to any New Endolysin, Lysovant (A) fails to provide the New Endolysin Initial Response within the applicable New Endolysin Pre-Evaluation Period, (B) fails to exercise the New Endolysin Option pursuant to Section 2.7 (New Endolysin Option Exercise) within the applicable New Endolysin Evaluation Period (if any); (C) fails to reach agreement with iNtRON during the applicable New [***] Endolysins Negotiation Period (if any); or (D) notifies iNtRON during such New Endolysin Pre-Evaluation Period, New Endolysin Evaluation Period (if any), or New [***] Endolysins Negotiation Period (if any) that it is not interested in the applicable New Endolysin, then in each case (A)-(D) [***].

2.8 Additional Initial or New Endolysins. iNtRON shall have the right, at all times, to conduct research for the purpose of generating additional endolysins Covered by iNtRON Patents included in this Agreement. iNtRON shall not file an IND for any such additional endolysin until the expiration of Lysovant’s rights thereto under this Section 2.8. In addition, upon Lysovant’s request, the Parties shall discuss in good faith any such research that Lysovant desires iNtRON to conduct. [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

2.9 Third Party Licenses.

(a) Subject to Section 7.3(c)(i) (Royalty Adjustment for Third Party License Payments), after the Effective Date, if iNtRON becomes aware of any Know-How or Patents owned by a Third Party that are [***] iNtRON will promptly notify Lysovant and provide Lysovant with a reasonable opportunity to negotiate the terms of a license to such KnowHow or Patents with such Third Party. If Lysovant does not enter into any license for such KnowHow or Patents and iNtRON enters into any agreement with the Third Party after [***] that includes a license from such Third Party to iNtRON under such Know-How or Patents then iNtRON shall promptly notify Lysovant, identifying the relevant Know-How or Patents. [***].

(b) [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 3

DEVELOPMENT

3.1 General. Unless otherwise provided in this Agreement (including in the applicable Transfer Plan), as between the Parties, (a) Lysovant shall be responsible for the Development of Licensed Products in the Field in the Territory, including the performance of preclinical and clinical studies of any Licensed Product in the Field and the manufacture and supply of Licensed Products for use in such Development work, and (b) Lysovant shall be solely responsible for the cost for the Development of Licensed Products in the Field in the Territory. [***].

3.2 Development Diligence. Lysovant, directly or indirectly through its Lysovant Controlled Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Develop and to seek Regulatory Approval for at least [***]. Lysovant and its Affiliates and Sublicensees shall conduct all Development of Licensed Products according to a comprehensive development plan prepared by Lysovant within [***] after Lysovant’s receipt of the clinical study reports of the Ongoing Clinical Trials, and updated thereafter by Lysovant as reasonably necessary (but at least every [***]) in connection with the Development and Regulatory Approval of the Licensed Product (“Development Plan”). Lysovant shall provide the initial Development Plan and each amendment and update thereto to iNtRON for its review and comment, and shall consider all comments of iNtRON thereto in good faith. The Development Plan shall include reasonably detailed descriptions of and estimated timelines for all material non-clinical and clinical studies of Licensed Products and material regulatory strategy for Licensed Products in the Territory. If any portion of the Development Plan contradicts, or creates inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement will govern.

3.3 Development Records and Updates. Lysovant shall use Commercially Reasonable Efforts to maintain reasonably complete, current and accurate records of all Development activities conducted by or on behalf of Lysovant, its Affiliates and Sublicensees for any Licensed Product in the Field, and all data and other information resulting from such activities. Such records shall properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes. Subject to this Section 3.3 (Development Records and Updates), Lysovant shall keep iNtRON regularly informed of the status of all material Development activities conducted with respect to

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Licensed Products in the Field. Without limiting the foregoing, with respect to each Licensed Product, following the Effective Date and until such time as (a) the First Regulatory Approval of a Licensed Product or (b) the Initial Public Offering, at least once every [***], Lysovant shall provide iNtRON with a summary in reasonable detail of all material data and results generated or obtained in the course of Lysovant’s and its Affiliates’ and Sublicensees’ performance of Development activities with respect to such Licensed Product, covering subject matter at a level of detail reasonably requested by iNtRON and sufficient to enable iNtRON to determine Lysovant’s compliance with its diligence obligations under Section 3.2 (Development Diligence). Lysovant shall promptly respond to any reasonable inquiries from iNtRON with respect to the Development of Licensed Endolysins and Licensed Products, including, if reasonably necessary, by arranging discussions between the responsible personnel of Lysovant or its Affiliate and iNtRON management at reasonable frequency, [***] to discuss the progress of such Development.

3.4 Compliance. Lysovant agrees that, in performing its obligations and exercising its rights under this Agreement, (a) it and its Affiliates and Sublicensees shall comply with all Applicable Laws, and (b) neither it nor its Affiliates nor Sublicensees shall employ or engage any person who has been debarred or disqualified by any Regulatory Authority, or, to its Knowledge, is the subject of debarment or disqualification proceedings by a Regulatory Authority.

3.5 Subcontractor. Each Party may engage subcontractors for the performance of its obligations under the Agreement and shall cause the subcontractors engaged by it to be bound by written obligations of confidentiality and non-use of the other Party’s Confidential Information and invention assignment consistent with those contained herein, and such Party shall remain primarily responsible for the performance of such subcontractors.

ARTICLE 4

REGULATORY

4.1 Regulatory Responsibilities. As between the Parties, except for regulatory activities with respect to the Ongoing Clinical Trials, Lysovant shall be responsible for all regulatory activities necessary to obtain and maintain Regulatory Approval of Licensed Products in the Field in the Territory. Lysovant shall keep iNtRON informed of material regulatory developments related to Licensed Products in the Field in the Territory.

4.2 Regulatory Documentation. Effective at a time to be determined by the Parties but promptly following completion of the Ongoing Clinical Trials, iNtRON shall and hereby does assign to Lysovant all Regulatory Documentation and Regulatory Approvals related to any Licensed Product, excluding any Data therein that are not required in the Development of such Licensed Product, and iNtRON shall promptly take all actions reasonably requested by Lysovant to effect and evidence such assignment. [***]. Except for Regulatory Documentation in connection with the Ongoing Clinical Trials prior to the assignment thereof to Lysovant, Lysovant shall prepare and submit all Regulatory Documentation for Licensed Products in the Field in the Territory and shall own all Regulatory Documentation for Licensed Products in the Field in the Territory. Upon reasonable advance request by Lysovant, iNtRON shall provide Lysovant with, or provide Lysovant access to, all raw data underlying or

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

referenced in, any Regulatory Documentation, to the extent not provided as part of the transfer contemplated under Section 2.3 (Initial Transfer of Know-How and Materials); provided, that if iNtRON is not able under Applicable Laws to provide access to Lysovant to such raw data, and if such data is required or requested by any Regulatory Authority, iNtRON shall provide such raw data directly to such Regulatory Authority on Lysovant’s behalf upon request of Lysovant.

4.3 Rights of Reference. iNtRON hereby grants Lysovant and its Affiliates and Sublicensees the right to reference all Regulatory Documentation (including data contained therein) for the Licensed Endolysins and Licensed Products. Lysovant hereby grants iNtRON and its Affiliates and licensees the right to reference all Regulatory Documentation (including data contained therein) for the Licensed Endolysins and Licensed Products, solely for the purposes of developing and commercializing products containing Licensed Endolysins formulated for topical administration.

4.4 Remedial Actions. Each Party shall notify the other Party immediately, and promptly confirm such notice in writing, if it obtains information indicating that a Licensed Product may be subject to any recall, corrective action, or other regulatory action with respect to the Licensed Product taken by virtue of Applicable Laws (a “Remedial Action”). iNtRON shall provide any assistance reasonably requested by Lysovant in connection with its gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action. Lysovant shall be solely responsible for conducting any Remedial Action, [***] to provide any related assistance.

4.5 [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 5

MANUFACTURING

5.1 Manufacturing Responsibilities. Lysovant shall be solely responsible, [***] for the non-clinical, clinical and commercial manufacture and supply of Licensed Endolysins and Licensed Products for all uses under this Agreement, except for the Ongoing Clinical Trials. Lysovant may conduct such manufacturing activities itself or through its Affiliate or a CMO, including a CMO used by iNtRON, to manufacture Licensed Endolysins or Licensed Products. Upon Lysovant’s reasonable request, iNtRON shall provide any authorizations reasonably necessary for its CMO to use iNtRON Manufacturing Know-How in connection with such manufacture and supply to Lysovant.

5.2 Manufacturing Technology Transfer. In order to enable Lysovant or its CMO to manufacture Licensed Products, iNtRON shall perform or facilitate technology transfer to Lysovant or its CMO as set forth below:

(a) During a mutually agreed time period of at least [***] (the “Manufacturing Transfer Period”) from the date Lysovant elects to manufacture Licensed Products, iNtRON shall make available and transfer to Lysovant copies of the iNtRON Know-How and any materials that are necessary for the manufacture of the Licensed Products and that as of such date are being used by iNtRON to manufacture the Licensed Products (the “iNtRON Manufacturing Know-How”) solely for Lysovant, its Affiliates or its CMO to manufacture or have manufactured the Licensed Products in accordance with the terms and conditions of this Agreement. [***].

(b) During the Manufacturing Transfer Period, upon Lysovant’s request, iNtRON shall make available to Lysovant, its Affiliates or its CMO a reasonable number of appropriately trained personnel to provide, on a mutually convenient timetable, [***] of reasonable technical assistance (both on site and otherwise) in the transfer and demonstration of the iNtRON Manufacturing Know-How that is necessary to manufacture Licensed Products at no cost. After the Manufacturing Transfer Period, if requested by Lysovant, iNtRON shall use reasonable efforts to provide additional technical assistance in the transfer of iNtRON Manufacturing Know-How to Lysovant. [***].

ARTICLE 6

COMMERCIALIZATION

6.1 General. As between the Parties, subject to the terms of this Agreement, Lysovant shall be responsible for all aspects of the Commercialization of the Licensed Products in the Field in the Territory, including: (a) developing and executing a commercial launch and pre-launch plan;

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(b) negotiating with applicable Governmental Authorities regarding the price and reimbursement status of the Licensed Products and obtaining and maintaining Pricing Approvals; (c) marketing, medical affairs, and promotion; (d) booking sales and distribution and performance of related services; (e) handling all aspects of order processing, invoicing and collection, inventory and receivables; (f) providing customer support, including handling medical queries, and performing other related functions; and (g) conforming its practices and procedures to Applicable Law relating to the marketing, detailing and promotion of Licensed Products in the Field in the Territory. As between the Parties, Lysovant shall be solely responsible for the costs and expenses of Commercialization of the Licensed Products in the Field in the Territory.

6.2 Commercial Diligence. Lysovant, directly or indirectly through Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Commercialize each Licensed Product in the Field in each Major Market in which it obtains Regulatory Approval for such Licensed Product. Lysovant will also consider in good faith any opportunities presented by iNtRON to Commercialize any Licensed Products in the Field in any country in the Territory outside the Major Markets for which Lysovant has Regulatory Approval but is not Commercializing a Licensed Product at the time and in which Lysovant has no plans to Commercialize a Licensed Product.

6.3 Commercialization Plan and Report. No later than [***] the first anticipated Regulatory Approval of a Licensed Product in any country in the Territory, Lysovant shall prepare and provide to iNtRON for discussion a nonbinding plan for the Commercialization (including marketing, promotion and pricing) of Licensed Products in the Field in the Territory during the [***] after such Regulatory Approval, which plan shall be consistent in scope and detail with commercialization plans prepared by Lysovant or its Affiliates for internal use. The obligation to provide this report shall cease upon an Initial Public Offering. Commencing on the First Commercial Sale of any Licensed Product anywhere in the Territory, the Parties shall arrange discussions between the responsible personnel of Lysovant or its Affiliate and iNtRON management at reasonable frequency, [***] to discuss any material updates to the Commercialization of the Licensed Product.

ARTICLE 7

FINANCIAL PROVISIONS

7.1 Upfront Payments. Lysovant shall make a one-time, non-refundable upfront payment of ten million U.S. Dollars ($10,000,000) to iNtRON within [***] after receipt of an invoice issued by iNtRON on or promptly after the Effective Date. For each New [***] Endolysin for which Lysovant exercises the New Endolysin Option pursuant to Section 2.7 (Option for New Endolysins), Lysovant shall make a one-time, non-refundable option exercise payment of [***] to iNtRON within [***] after receipt of an invoice issued by iNtRON on or promptly after such election. Notwithstanding the preceding sentence, (a) if Lysovant exercises the New Endolysin Option pursuant to Section 2.7 (Option for New Endolysins) with respect to a New [***] Endolysin and has determined in accordance with Section 2.7(f)(i) that it intends to Develop such New [***] Endolysin only for use [***] then the payment due under this Section 7.1 (Upfront Payments) for the exercise of the New Endolysin Option shall be reduced to [***]

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

provided that if Lysovant Develops such New [***] Endolysin [***] Lysovant shall make an additional payment of [***] upon beginning such Development; and (b) if Lysovant exercises the New Endolysin Option pursuant to Section 2.7 (Option for New Endolysins) with respect to a New [***] Endolysin and has determined in accordance with Section 2.7(f)(i) that it intends to Develop such New [***] Endolysin only for use [***] only one payment of [***] under this Section 7.1 (Upfront Payments) shall be due for the exercise of the New Endolysin Option with respect to all such New Endolysins, provided that if Lysovant chooses to Develop any of such New [***] Endolysins [***] Lysovant shall make an additional payment of [***] upon beginning such Development of each New [***] Endolysins.

7.2 Milestone Payments.

(a) Development and Regulatory Milestone Payments.

(i) Subject to the terms and conditions herein, within [***] after the first achievement of each milestone event below in connection with an Initial Licensed Product containing SAL200 by or on behalf of Lysovant or any of its Affiliates or Sublicensees (each, an “SAL200 Milestone Event”), Lysovant shall notify iNtRON of the achievement of such milestone event. iNtRON shall invoice Lysovant for the applicable non-refundable, non-creditable milestone payment corresponding to such SAL200 Milestone Event as shown below. Lysovant shall remit payment to iNtRON within [***] of the receipt of such invoice.

Milestone Event	Milestone Payments (in Dollars)
[***]	[***	]
[***]	[***	]
[***]	[***	]
[***]	[***	]

(ii) The milestone payments set forth in Section 7.2(a)(i) (Development and Regulatory Milestone Payments) shall be payable only once, upon the first achievement of the applicable milestone event by any Licensed Product containing SAL200, even if the same milestone event is later achieved by another Licensed Product. If a Combination Product containing SAL200 is the first Licensed Product to achieve a SAL200 Milestone Event then the corresponding milestone payment under Section 7.2(a)(i)

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(Development and Regulatory Milestone Payments) will be due for such Combination Product, but no additional payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due for the use of any other Licensed Endolysins in such Combination Product. For clarity,

(A)

if a New Endolysin Milestone Event is achieved by a Licensed Product containing an Initial Endolysin other than SAL200 and the corresponding milestone payment made under 7.2(a)(iii) (Development and Regulatory Milestone Payments) and a SAL200 Milestone Event corresponding to such New Endolysin Milestone Event is subsequently achieved by a Licensed Product containing SAL200, then Lysovant will only have to pay to iNtRON the difference between the milestone payment previously paid for the achievement of such New Endolysin Milestone Event and the milestone payment due for achievement of such SAL200 Milestone Event under Section 7.2(a)(i) (Development and Regulatory Milestone Payments).

(B)

If a Combination Product containing SAL200 and one or more different Licensed Endolysins achieves a SAL200 Milestone Event and such SAL200 Milestone Event has not previously been achieved by an Initial Licensed Product containing SAL200 or a Combination Product containing SAL200, then only the payment set forth under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) shall be due for such Combination Product and no additional payment set forth under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due even if one or more of the different Licensed Endolysins in such Combination Product has not previously achieved a New Endolysin Milestone Event.

(C)	[***].

(D)	Notwithstanding anything to the contrary herein, the maximum amount payable by Lysovant under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) is [***].

(iii) Subject to the terms and conditions herein, within [***] after the first achievement of each milestone event below (each, a “New Endolysin Milestone Event”) by or on behalf of Lysovant or any of its Affiliates or Sublicensees in connection with (a) a New Licensed Product (except with respect to any New Licensed Product containing any New [***] Endolysin) or (b) an Initial Licensed Product containing an Initial Endolysin other than SAL200 (if a corresponding SAL200 Milestone Event has not previously been achieved by an Initial Licensed Product or Combination Product), Lysovant shall notify iNtRON of the achievement of such milestone event. iNtRON shall invoice Lysovant for the applicable non-refundable, non-creditable milestone payment corresponding to such New Endolysin Milestone Event as shown below. Lysovant shall remit payment to iNtRON within [***] of the receipt of such invoice.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

New Endolysin Milestone Event (except with respect to New [***] Endolysins)	Milestone Payments (in Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(iv) The milestone payments set forth in Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be payable only once for all New Licensed Products containing a New Licensed Endolysin upon the first achievement of the applicable milestone event by any Licensed Product containing the New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin) even if the same milestone event is later achieved by another Licensed Product containing the New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin). The milestone payments set forth in Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be payable only once for all Licensed Products containing an Initial Endolysin other than SAL200 upon the first achievement of the applicable milestone event by any Licensed Product containing any Initial Endolysin other than SAL200 even if the same milestone event is later achieved by another Licensed Product containing an Initial Endolysin other than SAL200, provided that no milestone payments set forth in Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due if a corresponding SAL200 Milestone Event has previously been achieved by an Initial Licensed Product. If a Combination Product achieves a New Endolysin Milestone Event, only one payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due for such Combination Product and no payment shall be due for the use of any additional Licensed Endolysins in the Combination Product. For the avoidance of doubt, if a milestone payment under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) or Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) has been made for a specific milestone event for every Licensed Endolysin in a Combination Product, no milestone payment under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) or Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due for achievement of such milestone event by such Combination Product. For clarity,

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(A)

if a SAL200 Milestone Event is achieved by any Initial Licensed Product or Combination Product containing SAL200 and the corresponding milestone payment paid under Section 7.2(a)(i) (Development and Regulatory Milestone Payments), and a New Endolysin Milestone Event corresponding to the SAL200 Milestone Event is subsequently achieved by an Initial Licensed Product containing an Initial Endolysin other than SAL200; or a Combination Product containing an Initial Endolysin other than SAL200, no milestone payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due for the use of such Initial Endolysin in such Initial Licensed Product or Combination Product.

(B)

if a New Endolysin Milestone Event is achieved by any Initial Licensed Product containing an Initial Endolysin other than SAL200 or a Combination Product containing an Initial Endolysin other than SAL200 and the corresponding milestone payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) paid and a SAL200 Milestone Event corresponding to the New Endolysin Milestone Event is subsequently achieved by (1) an Initial Licensed Product containing SAL200 or (2) a Combination Product containing SAL200, then Lysovant will pay to iNtRON the difference between the milestone payment paid for the Initial Licensed Product containing an Initial Endolysin other than SAL200 under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) and the milestone payment due for the corresponding SAL200 Milestone Event under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) for the use of SAL200 in such Initial Licensed Product or Combination Product.

(C)

If a SAL200 Milestone Event has not been achieved by any Licensed Product containing SAL200 and a Combination Product containing an Initial Endolysin other than SAL200 is the first Licensed Product containing an Initial Endolysin other than SAL200 to achieve a New Endolysin Milestone Event then the corresponding milestone payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due for such Combination Product, but no additional payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due for the use of any other Licensed Endolysins in such Combination Product.

(D)

If a New Endolysin Milestone Event has not been achieved by any Licensed Product containing a New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin) and a Combination Product containing the New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin) is the first Licensed Product containing

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

the New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin) then the corresponding milestone payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due for such Combination Product, but no additional payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due for the use of any other Licensed Endolysins in such Combination Product.

(E)	[***].

(F)

Notwithstanding anything to the contrary herein, the maximum amount payable by Lysovant under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) for all Licensed Products containing any Initial Endolysin other than SAL200 or all Licensed Products containing an endolysin falling within the definition of a New Licensed Endolysin is [***].

(v) Notwithstanding anything to the contrary in this Agreement, the milestone payments payable under this Section 7.2(a) (Development and Regulatory Milestone Payments) in connection with the [***] respectively) shall be reduced by [***] if the [***] requires the Initial Licensed Product or New Licensed Product, as applicable, [***].

(b) Sales Milestone Payments. Within [***] after the end of each Fiscal Year in which annual Net Sales of all Licensed Products (including Initial Licensed Products and New Licensed Products (including those containing the New [***] Endolysins)), in the Field in the Territory first reach any threshold indicated in the milestone events listed below, Lysovant shall notify iNtRON of the achievement of such milestone event. iNtRON shall invoice Lysovant for the corresponding non-refundable, non-creditable milestone payment set forth below. Lysovant shall remit payment to iNtRON within [***] of the receipt of such invoice.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Annual Net Sales Milestone Events	Milestone Payments (in Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For purposes of determining whether a Net Sales milestone event has been achieved, Net Sales of all Licensed Products in the Territory in a given Fiscal Year shall be aggregated. For clarity, in no event will any of the Net Sales milestone payments set forth in Section 7.2(b) (Sales Milestone Payments) be paid more than once. The maximum amount payable by Lysovant under this Section 7.2(b) (Sales Milestone Payments) is five [***].

7.3 Royalty Payments.

(a) Royalty Rate. Subject to the terms and conditions of this Agreement, Lysovant shall make non-refundable, non-creditable royalty payments to iNtRON on the Net Sales of all Licensed Product (except with respect to any New Licensed Product containing a New [***] Endolysin, which shall be subject to the terms agreed by the Parties pursuant to Section 2.7(f)(ii) (New Endolysin Option Exercise)) sold in the Territory during the applicable Royalty Terms, as calculated by multiplying the applicable royalty rate set forth below by the corresponding amount of Net Sales of all Licensed Products sold in the Territory in the applicable Fiscal Year.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Net Sales of Licensed Products in the Territory	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

(b) Royalty Term. Royalties shall be paid on a Licensed Product-by-Licensed Product and country-by-country basis from the First Commercial Sale of such Licensed Product in such country in the Territory until the latest of (i) expiration of the last-to-expire Valid Claim of the iNtRON Patents that Cover the manufacture, use, or sale of such Licensed Product (or the Licensed Endolysin therein) in such country, (ii) ten (10) years after the First Commercial Sale of such Licensed Product in such country, and (iii) expiration of Regulatory Exclusivity for such Licensed Product in such country (the “Royalty Term” for such Licensed Product and country).

(c) Royalty Adjustment. Royalties due pursuant to this Section 7.3 (Royalty Payments) are subject to adjustment on a country-by-country, Licensed Product-by-Licensed Product, and Fiscal Quarter-by-Fiscal Quarter basis as a result of the events set forth below (such adjustments to be prorated for the then-current Fiscal Quarter in which the reduction becomes applicable); [***].

(i) Royalty Adjustment for Third Party License Payments. If Lysovant, its Affiliates, or Sublicensees, in their reasonable judgment, are required or determine it is appropriate to make any payments to a Third Party for a license under any Patent to make, have made, use, offer for sale, sell or import any Licensed Product in the Field in any country in the Territory then the amount of royalties payable under Section 7.3(a) (Royalty Rate) on Net Sales of such Licensed Products in any country in any Fiscal Quarter shall be reduced by [***] of royalty payments to such Third Party on account of the sale of such Licensed Products in such country in such Fiscal Quarter. [***]. Notwithstanding the above, the amount of royalties payable under Section 7.3(a) (Royalty Rate) shall be reduced by the [***] of (a) [***]

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

and (b) any [***].

(ii) Royalty Adjustment for Lack of Valid Claim. After the expiration of the last-to-expire Valid Claim of the iNtRON Patents that Cover the manufacture, use, or sale of such Licensed Product (or the Licensed Endolysin therein) in a country in the Territory or if no Valid Claim of the iNtRON Patents exists in a country in the Territory that Cover the manufacture, use, or sale of such Licensed Product (or the Licensed Endolysin therein), the royalties payable under Section 7.3(a) (Royalty Rate) on the sale of such Licensed Product in such country shall be reduced by [***]. Such royalty reduction will be calculated by determining the portion of total Net Sales of the relevant Licensed Product in a Fiscal Quarter that is attributable to the country in which such reduction applies, and by determining the total royalties for the Territory without reduction, and then reducing by [***] the applicable portion (based on Net Sales) of total royalties attributable to the country in which such reduction applies.

(iii) Royalty Adjustment for Generic Competition. If there is Generic Competition for a particular Licensed Product in a particular country in a particular Fiscal Quarter, the royalties payable to iNtRON under Section 7.3(a) (Royalty Rate) on the sales of such Licensed Product in such country in such Fiscal Quarter shall be reduced by [***]. Such royalty reduction will be calculated by determining the portion of total Net Sales of the relevant Licensed Product in a Fiscal Quarter that is attributable to the country in which such reduction applies, and by determining the total royalties for the Territory without reduction, and then reducing by [***] the applicable portion (based on Net Sales) of total royalties attributable to the country in which such reduction applies.

7.4 Payment; Reports. Within (a) [***] after the end of each [***] commencing with the First Commercial Sale of any Licensed Product anywhere in the Territory, Lysovant shall provide iNtRON with a report that contains the following information for the applicable [***] on a Licensed Product-by-Licensed Product and country-by-country basis: [***]. iNtRON shall invoice Lysovant for the corresponding royalty payment. Lysovant shall remit payment to iNtRON within ten [***] of the receipt of such invoice.

7.5 Exchange Rate; Manner and Place of Payment. All payments hereunder shall be payable in Dollars. When conversion of payments from any currency other than Dollars is required, [***]. All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by iNtRON, unless otherwise specified in writing by iNtRON, provided, that, iNtRON shall designate its account at its designated “foreign exchange bank” under the meaning of applicable Korean law.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

7.6 Late Payments. If any undisputed payment due is not paid by the due date, iNtRON may charge interest on any outstanding amount of such payment, accruing as of the original due date, at an annual rate equal to the rate of prime [***] or the maximum rate allowable by Applicable Law, whichever is less. The payment of such interest shall not limit the Party entitled to receive payment from exercising any other rights it may have as a consequence of the lateness of any payment.

7.7 Taxes.

(a) Taxes on Income. Except as expressly provided in this Section 7.7 (Taxes), each Party shall solely bear and pay all [***].

(b) Tax Cooperation. The Parties shall use Commercially Reasonable Efforts to cooperate with one another and shall use Commercially Reasonable Efforts to avoid or reduce, to the extent permitted by Applicable Laws, tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Lysovant to iNtRON under this Agreement. If withholding Taxes are imposed on any such payment, the liability for such Taxes shall be the sole responsibility of [***]. Each Party shall comply with (or provide the other Party with) any certification, identification or other reporting requirements that may be reasonably necessary in order for Lysovant to not withhold Tax or to withhold Tax at a reduced rate under an applicable bilateral income tax treaty. Subject to the following sentence, to the extent that amounts are so withheld and paid to the proper taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the persons with respect to whom such amounts were withheld. Notwithstanding the foregoing, if as a result of any assignment or sublicense by Lysovant, any change in Lysovant’s tax residency, any change in the entity that originates the payment, or any failure on the part of Lysovant to comply with Applicable Laws (including filing or record retention requirements), withholding Taxes are imposed that were not otherwise applicable (“Incremental Withholding Taxes”), then [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(c) Transfer Tax. Subject to Section 7.7(a) (Taxes on Income), [***] of any transfer, stamp, value added, sales, use, or similar Taxes or obligations (“Transfer Tax”) imposed on amounts payable by Lysovant to iNtRON in connection with this Agreement. Each party shall cooperate with the other to file any Tax returns (as required to be filed under Applicable Law) with respect to such Transfer Taxes.

7.8 Financial Records and Audit. Lysovant shall (and shall ensure that its Affiliates and Sublicensees will) maintain complete and accurate records in sufficient detail to permit iNtRON to confirm the accuracy of any royalty payments and other amounts payable under this Agreement and to verify the achievement of milestone events under this Agreement. Upon at least [***] prior notice, such records shall be open for examination, during regular business hours, for a period of [***] from the end of the Fiscal Year to which such records [***] by an independent certified public accountant selected by iNtRON and reasonably acceptable to Lysovant, for the sole purpose of verifying for iNtRON the accuracy of the financial reports furnished by Lysovant under this Agreement or of any payments made, or required to be made, by Lysovant to iNtRON pursuant to this Agreement. The independent certified public accountant shall disclose to iNtRON only whether the audited reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to iNtRON. No record may be audited more than [***]. [***]. Lysovant shall pay to iNtRON any underpayment discovered by such audit within [***] after the accountant’s report, plus interest (as set forth in Section 7.6 (Late Payments) from the original due date. If the audit reveals an overpayment by Lysovant, then Lysovant may take a credit for such overpayment against any future payments due to iNtRON.

7.9 Audit Dispute. If Lysovant disputes the results of any audit conducted pursuant to Section 7.8 (Financial Records and Audit), the Parties shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***] the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other person as the Parties shall mutually agree (the “Auditor”). The decision of the Auditor shall be final and the costs of such procedure as well as the initial audit shall be borne between the Parties in such manner as the Auditor shall determine. If the Auditor determines that there has been an underpayment by Lysovant, Lysovant shall pay to iNtRON the underpayment within [***] after the Auditor’s decision, plus interest (as set forth in Section 7.6 (Late Payments)) from the original due date. If the Auditor determines that there has been an overpayment by Lysovant, then Lysovant may take a credit for such overpayment against any future payments due to iNtRON (it being understood that if Lysovant does not owe any future payments to iNtRON, iNtRON shall pay to Lysovant the overpayment within [***] after the Auditor’s decision, plus interest (as set forth in Section 7.6 (Late Payments)) from the original due date.

7.10 Third Party Payments. iNtRON shall be solely responsible for all payments, if any, due with respect to the Licensed Endolysins or Licensed Products pursuant to any agreement iNtRON has in place with a Third Party as of the Effective Date.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 8

INTELLECTUAL PROPERTY

8.1 Ownership.

(a) Data. All Data generated in connection with any Development, regulatory, manufacturing or Commercialization activities with respect to any [***] or any [***] conducted by or on behalf of Lysovant or its Affiliates or Sublicensees (the “Lysovant Data”), solely, with a Third Party, or, solely if [***] shall be the sole and exclusive property of Lysovant or of its Affiliates or Sublicensees, as applicable.

(b) Ownership of Inventions. Ownership of all Inventions shall be based on inventorship, as determined in accordance with the rules of inventorship under United States patent laws. Each Party shall [***] any Inventions made [***]. The Parties shall [***] any Inventions that are [***]. All Patents claiming [***] shall be referred to herein as [***]. Subject to the licenses granted in Sections 2.1 (License to Lysovant) and 2.4 (License to iNtRON), each Party shall be entitled to [***].

(c) Disclosure of Inventions. Each Party shall promptly disclose to the other Party [***] of such Party that are related to [***] including any [***] submitted to such Party by its employees, agents or independent contractors describing such Inventions, and shall promptly respond to reasonable requests from the other Party for additional information relating to such Inventions.

8.2 Patent Prosecution and Maintenance.

(a) Lysovant Patents. [***] shall have the [***] to control the preparation, filing, prosecution [***]

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

and maintenance of all [***] and by counsel of its own choice. On an annual basis, [***] shall provide [***] with a list of and status update for each of the [***].

(b) iNtRON Patents and Joint Patents.

(i) [***] shall have the right, at its option and subject to Section 8.2(b)(ii) (Patent Prosecution and Maintenance), to control the preparation, filing, prosecution [***] and maintenance of all [***] and by counsel selected by [***] and reasonably acceptable to iNtRON. [***] shall consult with [***] and keep [***] reasonably informed of the status of such Patents and shall promptly provide [***] with all material correspondence received from any patent authority in connection therewith. In addition, [***] shall promptly provide [***] with drafts of all proposed material filings and correspondence to any patent authority with respect to such Patents for [***] prior to the submission of such proposed filings and correspondence. [***] shall [***] prior to submitting such filings and correspondence, [***] of receiving the draft filings and correspondence from Lysovant. Lysovant shall not [***] that may have a material adverse effect on the scope of any [***] without the prior written consent of [***].

(ii) [***] may elect not to file or may abandon or cease prosecution or maintenance of any [***] in its [***] provided that, if [***] determines to abandon or cease prosecution or maintenance of, or not to file in any country, [***] shall provide [***] In such case, upon [***] written election provided no later than [***] after such notice from Lysovant, iNtRON may assume prosecution and maintenance of such Patent [***] If [***] does not provide such election [***] after such notice from [***] may, in its sole discretion, continue prosecution and maintenance of such Patent or discontinue prosecution and maintenance of such Patent.

8.3 Cooperation of the Parties. If either iNtRON or Lysovant becomes aware of any challenges by any Third Parties to the validity of any iNtRON Patent, Lysovant Patent, or Joint Patent, it will [***]. Any such notice shall include [***]. Each Party agrees to cooperate

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

fully in the preparation, filing, prosecution, and maintenance of Patents under Section 8.2 (Patent Prosecution and Maintenance), [***]. Such cooperation includes: [***].

8.4 Infringement by Third Parties.

(a) Notice. If either iNtRON or Lysovant becomes aware of any infringement or threatened infringement by a Third Party of any iNtRON Patent, Lysovant Patent, or Joint Patent, which infringing activity involves the using, making, importing, offering for sale or selling of a Licensed Product, or the submission to a Party or a Regulatory Authority of an application for a product referencing a Licensed Product, or any declaratory judgment, revocation, or equivalent action challenging any iNtRON Patent, Lysovant Patent, or Joint Patent in connection with any such infringement (each, a “Product Infringement”), it will [***].

(b) iNtRON Patents and Joint Patents.

(i) Subject to this Section 8.4(b) (iNtRON Patents and Joint Patents), [***] shall have the [***] as between iNtRON and Lysovant, [***] to bring an appropriate suit or take other action against any Person engaged in, or to defend against, a Product Infringement of any iNtRON Patents or Joint Patents, [***] and by counsel of its own choice (it being understood that, if [***] or any of its Affiliates are necessary and/or indispensable parties to such suit or action, [***] and/or such Affiliates shall join such suit or action [***] may, at its own expense, be represented in any such action by counsel of its own choice, and [***] and its counsel will [***] with [***] and its counsel in strategizing, preparing, and prosecuting any such action or proceeding. If [***] fails to bring an action or proceeding with respect to such Product Infringement of any iNtRON Patent or Joint Patent within (A) [***] following the notice of alleged infringement or declaratory judgment or (B) [***] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, [***] shall have the [***] to bring and control any such action [***] and by counsel of its own choice, and [***] may, [***] be represented in any such action by counsel of its own choice (it being understood that, if [***] or any of its Affiliates are necessary and/or indispensable parties to such suit or action, [***] and/or such Affiliates shall join such suit or action [***].

(ii) Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery or damages realized as a result of such action or proceeding with respect to iNtRON Patents or Joint Patents shall be used [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(c) Lysovant Patents (Excluding Joint Patents). [***] shall have the [***] as between iNtRON and Lysovant, [***] to bring an appropriate suit or take other action against any Person engaged in, or to defend against, a Product Infringement of any Lysovant Patents, excluding Joint Patents, [***] and by counsel of its own choice. Any recovery or damages realized as a result of such action or proceeding by [***] with respect to Lysovant Patents, excluding Joint Patents, in the [***] shall be used [***].

(d) Cooperation. In the event a Party brings an action in accordance with this Section 8.4 (Infringement by Third Parties), the other Party shall [***] including, if required to bring and maintain such action, [***].

(e) Other Infringement. [***] shall have the [***] but not the [***] to bring and control, [***] any legal action in connection with any infringement of any iNtRON Patent that is not a Product Infringement. [***] shall have the [***] but not the [***] to bring and control, [***] any legal action in connection with any infringement of any [***] that is not a Product Infringement. With respect to any infringement of a [***] that is not a Product Infringement, the Parties will confer in good faith to determine a course of action, provided that [***] shall have the right to bring and control, [***] any legal action in connection with any infringement of any [***] that is not a Product Infringement.

(f) Biosimilars. [***] shall be responsible for determining the strategy with respect to certifications, notices and patent enforcement procedures regarding [***] under the U.S. Food, Drug & Cosmetics Act and the Biologics Price Competition and Innovation Act of 2009 (the “BPCIA”). [***] shall cooperate, as reasonably requested by Lysovant and [***] in a manner consistent with this Section. [***] hereby authorizes [***] to: (i) provide in any BLA or in connection with the BPCIA, a list of [***] as required under the BPCIA; (ii) [***] and (iii) [***] including (A) [***] and (B) [***] provided that with respect to [***] exercise of rights under the BPCIA, [***] shall

.CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

consult with a representative of [***] designated by [***] in writing and qualified to receive confidential information pursuant to § 262(l)(1) of the BPCIA with respect to [***] exercise of [***] including providing such representative with timely copies of material correspondence relating to such matters, providing such representative the opportunity, reasonably in advance of any related [***] action, to comment thereon and to consult with and consider in good faith the requests and suggestions of [***] with respect to such matters. [***] shall be [***] for determining the strategy with respect to certifications, notices and patent enforcement procedures regarding [***] or [***] under the BPCIA.

8.5 Infringement of Third Party Rights. Each Party shall promptly notify the other in writing of any allegation by a Third Party that the manufacture, Development, or Commercialization of any Licensed Endolysin or Licensed Product infringes or may infringe the intellectual property rights of a Third Party. If a Third Party asserts that any of its Patents or other rights are infringed by the manufacture, Commercialization or Development by Lysovant or its Affiliates of any Licensed Product, [***] shall have the [***] to defend against any such assertions at its [***]. If [***] elects not to defend against such Third Party claims within [***] of learning of same, [***] shall [***] to defend against such an action. In any event, the other Party shall cooperate fully and shall provide full access to documents, information and witnesses as reasonably requested by the Party defending such action. [***]. Notwithstanding the foregoing, the Parties’ rights and obligations under this Section 8.5, including payment obligations, will be subject to the terms of ARTICLE 10 (Indemnification).

8.6 Consent for Settlement. Neither Party shall [***] enter into any settlement or compromise of any action or proceeding under this ARTICLE 8 (Intellectual Property) that would in any manner [***] of the other Party’s rights under this Agreement without the prior written consent of such other Party, which shall [***].

8.7 Patent Extensions. [***] shall have [***] regarding, and [***] shall cooperate with [***] at [***] in obtaining, patent term restoration, supplemental protection certificates or their equivalents, and patent term extensions with respect to the iNtRON Patents, Lysovant Patents, and Joint Patents in any country in the Territory where applicable [***] shall file for such extensions at [***].

8.8 Third Party Licenses. With respect to any iNtRON Patents licensed to iNtRON under a Third Party License, the Parties’ rights and obligations under this ARTICLE 8 (Intellectual Property) shall be subject to the terms of such Third Party License.

8.9 Trademarks. Lysovant shall own and be responsible for all trademarks, trade names, branding or logos related to Licensed Products in the Field in the Territory. Lysovant shall be responsible, in its sole discretion, for selecting, registering, prosecuting, defending, and maintaining all such marks at [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES AND COVENANTS

9.1 Mutual Representations and Warranties. Each Party represents and warrants to the other that, as of the Effective Date: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and equitable principles, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it; and (d) it has the right to grant the licenses granted by it under this Agreement.

9.2 Mutual Covenants.

(a) Employees, Consultants and Contractors. Each Party covenants that it has obtained or will obtain written agreements from each of its employees, consultants and contractors who perform Development activities pursuant to this Agreement, which agreements will obligate such persons to obligations of confidentiality and non-use and to assign Inventions in a manner consistent with the provisions of this Agreement.

(b) Debarment. Each Party represents, warrants and covenants to the other Party that it is not debarred or disqualified under the U.S. Federal Food, Drug and Cosmetic Act, as may be amended, or comparable laws in any country or jurisdiction other than the United States, and it does not, and will not during the Term, employ or use the services of any person who is debarred or disqualified, in connection with activities relating to any Licensed Product. If either Party becomes aware of the debarment or disqualification or threatened debarment or disqualification of any person providing services to such Party, including the Party itself or its Affiliates, that directly or indirectly relate to activities contemplated by this Agreement, such Party shall immediately notify the other Party in writing and such Party shall cease employing, contracting with, or retaining any such person to perform any such services.

(c) Compliance. Each Party represents, warrants and covenants, as applicable, as follows:

(i) In the performance of its obligations under this Agreement, such Party shall comply and shall cause its and its Affiliates’ employees and contractors to comply with all Applicable Laws, including all anti-corruption and anti-bribery laws and regulations, economic, trade and financial sanctions, and trade embargoes.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(ii) Such Party and its and its Affiliates’ employees and contractors shall not, in connection with the performance of their respective obligations under this Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a Public Official or Entity or other person for purpose of obtaining or retaining business for or with, or directing business to, any person, including either Party (and each Party represents and warrants that as of the Effective Date, such Party, and to its Knowledge, its and its Affiliates’ employees and contractors, have not directly or indirectly promised, offered or provided any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a Public Official or Entity or any other person in connection with the performance of such Party’s obligations under this Agreement, and each Party covenants that it and its Affiliates’ employees and contractors shall not, directly or indirectly, engage in any of the foregoing).

(iii) Neither Party, nor any of its directors, officers, employees or subcontractors, or, to its knowledge, agents, is subject to economic, trade and financial sanctions under Applicable Law. iNtRON will not directly or indirectly use the proceeds of the transactions contemplated hereby, or lend, contribute or otherwise make available such proceeds, to any individual or entity otherwise subject to such sanctions.

(iv) Each Party may suspend or terminate this Agreement in its entirety where there is a credible finding, after a reasonable investigation, that the other Party, in connection with performance of such other Party’s obligations under this Agreement, has violated any anti-corruption or anti-bribery laws or regulations, economic, trade or financial sanctions, or trade embargoes, in each case under Applicable Law.

9.3 Additional iNtRON Representations, Warranties and Covenants. [***]

(a) [***]

(b) [***]

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

(h) [***]

(i) [***]

(j) [***]

(k) [***]

(l) [***]

(m) [***]

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(n) [***]

(o) [***]

(p) [***]

ARTICLE 10

INDEMNIFICATION

10.1 Indemnification by iNtRON. iNtRON shall indemnify, defend and hold Lysovant, its Affiliates and Sublicensees, and their respective officers, directors, agents and employees (“Lysovant Indemnitees”) harmless from and against any Claims to the extent arising or resulting from:

(a) [***]

(b) the gross negligence or willful misconduct of any of the iNtRON Indemnitees;

(c) any material breach of any of the warranties or representations made by iNtRON to Lysovant under this Agreement; or

(d) any material breach by iNtRON of its covenants pursuant to this Agreement;

in each case, except to the extent such Claims arise out of or result from any breach of any representation, warranty or covenant of Lysovant set forth in this Agreement or the gross negligence, willful misconduct or violation of Applicable Law by any Lysovant Indemnitee. The foregoing indemnity obligation shall not apply to the extent that the Lysovant Indemnitees fail to comply with the indemnification procedures set forth in Section 10.3 (Indemnification Procedure) and iNtRON’s defense of the relevant Claims is prejudiced by such failure.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

10.2 Indemnification by Lysovant. Lysovant shall indemnify, defend and hold iNtRON, its Affiliates, and their respective officers, directors, agents and employees (“iNtRON Indemnitees”) harmless from and against any Claims to the extent arising or resulting from:

(a) [***]

(b) the gross negligence or willful misconduct of any Lysovant Indemnitees;

(c) any material breach of any of the warranties or representations made by Lysovant to iNtRON under this Agreement; or

(d) any material breach by Lysovant of its covenants pursuant to this Agreement;

in each case, except to the extent such Claims arise out of or result from any breach of any representation, warranty or covenant of Lysovant set forth in this Agreement or the gross negligence, willful misconduct or violation of Applicable Law by any iNtRON Indemnitee. The foregoing indemnity obligation shall not apply to the extent that the iNtRON Indemnitees fail to comply with the indemnification procedures set forth in Section 10.3 (Indemnification Procedure) and Lysovant’s defense of the relevant Claims is prejudiced by such failure.

10.3 Indemnification Procedure. If either Party is seeking indemnification under Sections 10.1 (Indemnification by iNtRON) or 10.2 (Indemnification by Lysovant) (the “Indemnified Party”), it shall inform the other Party (the “Indemnifying Party”) of the Claim giving rise to the obligation to indemnify pursuant to such section as soon as reasonably practicable after receiving notice of the Claim, but not later than [***] after receiving notice of the Claim. The Indemnifying Party may assume the defense of any such Claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s [***]. The Indemnified Party may participate, [***] and with counsel of its choice, in the defense of any Claim or suit that has been assumed by the Indemnifying Party. Neither Party shall have the obligation to indemnify the other Party in connection with any settlement made without such Party’s written consent, which consent shall not be unreasonably conditioned, withheld, or delayed. If the Parties cannot agree as to the application of Section 10.1 (Indemnification by iNtRON) or Section 10.2 (Indemnification by Lysovant) as to any Claim, pending resolution of the dispute pursuant to Section 13.11 (Dispute Resolution), the Parties may conduct separate defenses of such Claim, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 10.1 (Indemnification by iNtRON) or Section 10.2 (Indemnification by Lysovant) upon resolution of the underlying Claim.

10.4 Mitigation of Loss. Each Indemnified Party shall take and shall procure that its Affiliates take all such reasonable steps and action as are reasonably necessary or as the Indemnifying Party may reasonably require in order to mitigate any Claims (or potential losses or damages) under this ARTICLE 10 (Indemnification). Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

10.5 Special, Indirect and Other Losses. [***] NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; [***].

10.6 Insurance. Each Party, [***] shall maintain product liability and other appropriate insurance (or self-insure) in an amount [***]. Each Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

ARTICLE 11

CONFIDENTIALITY; PUBLICATION

11.1 Duty of Confidence. Subject to the other provisions of this ARTICLE 11 (Confidentiality; Publication):

(a) all Confidential Information disclosed by a Party (the “Disclosing Party”) or its Affiliates under this Agreement will be maintained in confidence and otherwise safeguarded by the recipient Party (the “Receiving Party”) and its Affiliates using at least the same standard of care as the Receiving Party uses to protect its own proprietary or Confidential Information (but in no event less than reasonable care);

(b) the Receiving Party may only use any such Confidential Information for the purposes of performing its obligations or exercising its rights under this Agreement;

(c) the Receiving Party may disclose Confidential Information of the Disclosing Party only to: (i) the Receiving Party’s Affiliates and, in the case of Lysovant as the Receiving Party, its Sublicensees; and (ii) employees, directors, agents, contractors, consultants and advisers of the Receiving Party and its Affiliates and, in the case of Lysovant as the Receiving Party, Sublicensees, in each case to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided that such persons are bound to maintain the confidentiality, and not to make any unauthorized use, of the Confidential Information in a manner consistent with this ARTICLE 11 (Confidentiality; Publication);

(d) all iNtRON Know-How and all iNtRON Manufacturing Know-How that is solely related and specific to the Development and/or Manufacture of the Licensed Endolysins or the Licensed Products shall during the Term with respect to such Licensed Endolysin or Licensed Product be considered Confidential Information of Lysovant and of iNtRON (it being understood that Lysovant and iNtRON will each be deemed to be the Disclosing Party with respect thereto and the exception in Section 11.2(a) (Exceptions) shall not apply to iNtRON); and

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(e) the terms of this Agreement shall be considered Confidential Information of both Lysovant and iNtRON (it being understood that both Lysovant and iNtRON will be deemed to be the Disclosing Party with respect thereto and the exception in Section 11.2(a) (Exceptions) shall not apply to either Party with respect to the terms of this Agreement).

11.2 Exceptions. The foregoing obligations as to particular Confidential Information of a Disclosing Party shall not apply to the extent that the Receiving Party can demonstrate by competent evidence that such Confidential Information:

(a) is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party, as shown by contemporaneous written documents of the Receiving Party;

(b) is in the public domain by use or publication before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of, or breach of this Agreement by, the Receiving Party;

(c) is subsequently disclosed to the Receiving Party on a non-confidential basis by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or

(d) is developed by the Receiving Party independently and without use of or reference to any Confidential Information disclosed to it by or on behalf of the Disclosing Party, as shown by contemporaneous written documents of the Receiving Party.

11.3 Authorized Disclosures. Notwithstanding the obligations set forth in Section 11.1 (Duty of Confidence), the Receiving Party may disclose Confidential Information of the Disclosing Party and the terms of this Agreement to the extent such disclosure is reasonably necessary in the following instances:

(a) filing or prosecuting of Patents as permitted by this Agreement;

(b) enforcing the Receiving Party’s rights under this Agreement or performing the Receiving Party’s obligations under this Agreement;

(c) in Regulatory Documentation for Licensed Products that such Party has the right to file under this Agreement;

(d) prosecuting or defending litigation as permitted by this Agreement;

(e) to the Receiving Party’s directors, Affiliates, actual or potential Sublicensees (in the case of Lysovant), commercial partners, independent contractors, consultants, attorneys, independent accountants or financial advisors who, in each case, have a need to know such Confidential Information in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement, provided that, in each case, that any such person agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such person is obligated by applicable professional or ethical obligations) at least as restrictive as those set forth in this ARTICLE 11 (Confidentiality; Publication);

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(f) to actual or potential investors, investment bankers, lenders, other financing sources or acquirors (and attorneys and independent accountants thereof) in connection with potential investment, acquisition, collaboration, merger, public offering, due diligence or similar investigations by such Third Parties or in confidential financing documents, provided that, in each case, that any such Third Party agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such Third Party is obligated by applicable professional or ethical obligations) that are no less stringent than those contained in this Agreement (except to the extent that a shorter confidentiality period is customary in the industry);

(g) such disclosure is required by court order, judicial or administrative process or Applicable Law, provided that in such event the Receiving Party shall promptly inform the Disclosing Party of such required disclosure and provide the Disclosing Party an opportunity to challenge or limit the disclosure obligations before such disclosure. Confidential Information that is disclosed as required by court order, judicial or administrative process or Applicable Law or pursuant to sub-section (c) above shall remain otherwise subject to the confidentiality and non-use provisions of this ARTICLE 11 (Confidentiality; Publication), and the Receiving Party shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order, to ensure the continued confidential treatment of such Confidential Information.

11.4 Publication. [***] shall not publish nor otherwise publicly disclose any [***] related to any [***]. [***] without the prior written consent of [***] does not have any data, results, or publications currently under review that may be published or otherwise publicly disclosed after the Effective Date. [***] may freely publish and give presentations on [***].

11.5 Publicity; Use of Names. No public disclosure of [***] and neither Party shall use the [***] in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without [***] except as set forth in [***] or as otherwise may be required by Applicable Law. Notwithstanding the above, each Party and its Affiliates may disclose on its website and in its promotional materials that the other Party is a development partner of such Party for the Licensed Products and may use the other Party’s name and logo in conjunction with such disclosure.

11.6 [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.7 Disclosure to the Regulatory Authority.

(a) A Party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in securities filings with the U.S. Securities and Exchange Commission (“SEC”), KOSDAQ or the Korea Exchange (or equivalent foreign agency) to the extent required by Applicable Laws after complying with the procedure set forth in this Section 11.7 (Disclosure to the SEC). In the event of a filing of the terms of this Agreement, the Party seeking to make such disclosure will prepare a draft confidential treatment request and proposed redacted version of this Agreement to request confidential treatment for this Agreement, and the other Party agrees to promptly (and in any event, no less than [***] after receipt of such confidential treatment request and proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the time lines prescribed by applicable SEC regulations. The Party seeking such disclosure shall consider in good faith all timely comments provided by the other Party and shall exercise Commercially Reasonable Efforts to obtain confidential treatment of this Agreement from the SEC as represented by the redacted version reviewed by the other Party.

(b) Further, each Party acknowledges that the other Party may be legally required, or may be required by the listing rules of any exchange on which the other Party’s or its Affiliate’s securities are traded, to make public disclosures (including in filings with the SEC or other agency) of certain material developments or material information generated under this Agreement and agrees that each Party may make such disclosures as required by law or such listing rules, provided that the Party seeking such disclosure shall provide the other Party with a copy of the proposed text of such disclosure sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment thereon and shall consider in good faith all timely comments provided by the other Party.

11.8 Press Release.

(a) The Parties will issue a joint press release announcing the entry into this Agreement, substantially in the form of Exhibit D, on or after the Effective Date. If either Party desires to issue any other press release or make a public announcement concerning the material terms of this Agreement or the Development or Commercialization of the Licensed Product under this Agreement, such as the achievement of Regulatory Approvals of the Licensed Product, such Party shall provide the other Party with the proposed text of such announcement (in the local language and English) for prior review and approval (not to be unreasonably conditioned, withheld or delayed) by such other Party; provided that any public disclosures required under Applicable Laws will be subject to Section 11.7(b) (Disclosure to the Regulatory Authority) and will not require the other Party’s approval.

(b) The Parties agree that after a public disclosure has been made or a press release or other public announcement has been issued in compliance with this Agreement, each Party may make subsequent public disclosures or issue press releases or other public announcements disclosing the same content without having to obtain the other Party’s prior consent and approval, provided that such information content remains accurate.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.9 Reporting of Financial Information. From and after the Effective Date, to the extent required by the SEC in connection with Lysovant or an Affiliate of Lysovant registering securities in a public offering, iNtRON shall (a) cooperate with Lysovant or its Affiliates and their respective accountants and auditors by providing access to information, books, and records related to the Licensed Products as Lysovant may reasonably request in connection with the preparation by Lysovant or its Affiliates of historical and pro forma financial statements related to the Licensed Products as may be required to be included in any filing made by Lysovant or any of its Affiliates under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation S-X and (b) without limiting the foregoing, shall provide Lysovant with such information as is required for Lysovant or its Affiliates [***] (or such shorter period as agreed to by Lysovant) and information requested by Lysovant and reasonably necessary to prepare any applicable pro forma financial information required to be filed by Lysovant with the SEC. Such cooperation shall include, as applicable, (i) [***] to the extent required in connection with any such audit performed by Lysovant’s auditors, (ii) providing Lysovant or its Affiliates and their respective accountants and auditors with access to [***] by iNtRON to iNtRON’s accountants and auditors, and (iii) using reasonable efforts to cause iNtRON’s accountants, auditors, and counsel to cooperate with Lysovant or its Affiliates and its accountants, auditors, and counsel in connection with the preparation and audit of any financial information to be provided under this Section 11.9 (Reporting of Financial Information). If iNtRON is required to provide Lysovant with the audited financial statements contemplated hereunder, the selection of an external audit firm will be at the discretion of iNtRON. [***] and accurately present in all material respects the financial position of the Licensed Products as of the dates thereof. iNtRON hereby consents to the inclusion or incorporation by reference of any financial statements provided to Lysovant under this Section 11.9 (Reporting of Financial Information) in any filing by Lysovant or its Affiliates with the SEC and, upon request therefor of Lysovant, agrees to request that any auditor of iNtRON that audits any financial statements provided to Lysovant or its Affiliates under this Section 11.9 (Reporting of Financial Information) consent to the inclusion or incorporation by reference of its audit opinion with respect to such financial statements in any filing by Lysovant or its Affiliates with the SEC. [***].

ARTICLE 12

TERM AND TERMINATION

12.1 Term. Unless earlier terminated as permitted by this Agreement, the term of this Agreement commences upon the Effective Date and continues in full force and effect, on a Licensed Product-by-Licensed Product basis, until the expiration of all Royalty Terms for such Licensed Product (the “Term”). Upon the expiration (but not early termination) of the Term for any Licensed Product, the license granted to Lysovant under Section 2.1 (License to Lysovant) shall continue in effect, as non-exclusive, fully paid-up, royalty-free, transferable, perpetual and irrevocable, with the right to grant Sublicenses including through multiple tiers, with respect to such Licensed Product in the Field in the Territory.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

12.2 Termination.

(a) Termination by Lysovant for Convenience. At any time, Lysovant may terminate this Agreement, at its sole discretion and for any reason or no reason, by providing written notice of termination to iNtRON, which notice includes an effective date of termination at least (i) [***] after the date of the notice if the notice is given before the Regulatory Approval of any Licensed Product; or (ii) [***] after the date of the notice if the notice is given after the Regulatory Approval of any Licensed Product.

(b) Termination for Cause. If either Party is in material breach of its obligations hereunder, then the non-breaching Party may deliver notice of such breach to the other Party. The allegedly breaching Party shall have [***] days in the case of any payment breach) to cure such breach from the receipt of the notice; provided, that if such breach is not a payment breach and is capable of being cured but cannot be cured within such [***] the breaching Party may cure such breach during an additional period, not to exceed [***] as is reasonable in the circumstances by providing a cure plan reasonably acceptable to the non-breaching Party and initiating actions to cure such breach in accordance with such cure plan during such [***] and diligently implementing such cure plan. If the allegedly breaching Party fails to cure that breach within the applicable period set forth above, then the Party originally delivering the notice of breach may terminate this Agreement on written notice of termination. Any right to terminate this Agreement under this Section 12.2(b) (Termination for Cause) shall be stayed and the applicable cure period tolled if, during such cure period, the Party alleged to have been in material breach disputes in good faith the existence or materiality of such breach and shall have initiated dispute resolution in accordance with Section 13.11 (Dispute Resolution) with respect to the alleged breach, which stay and tolling shall continue until such dispute has been resolved in accordance with Section 13.11 (Dispute Resolution). If a Party is determined to be in material breach of this Agreement, the other Party may terminate this Agreement if the breaching Party fails to cure the breach within [***] after the conclusion of the dispute resolution procedure (and such termination shall then be effective upon written notification from the notifying Party to the breaching Party).

(c) Termination for Bankruptcy. This Agreement may be terminated at any time during the Term by either Party upon the other Party’s filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.

(d) Termination for [***] [***] shall have the right to terminate this Agreement [***] upon written notice to [***] if [***] provided that nothing herein will prevent [***] from [***].

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

12.3 Effect of Termination.

(a) Upon termination of this Agreement by Lysovant pursuant to Section 12.2(a) (Termination by Lysovant for Convenience); or by either Party pursuant to Section 12.2(b) (Termination for Cause), or Section 12.2(c) (Termination for Bankruptcy); or by iNtRON pursuant to Section 12.2(d) (Termination for Patent Challenge), in each case, the following consequences shall apply and shall be effective as of the effective date of such termination:

(i) Lysovant’s license under Section 2.1 (License to Lysovant), and all Sublicenses granted thereunder, shall [***];

(ii) Lysovant shall return to iNtRON or destroy, at iNtRON’s election, all Confidential Information of iNtRON, including all copies thereof and all materials, substances and compositions delivered or provided by iNtRON to Lysovant, it being understood that all iNtRON Know-How and iNtRON Manufacturing Know-How will be considered Confidential Information of iNtRON and not of Lysovant; provided, however, that Lysovant may keep one copy of such Confidential Information, subject to its surviving obligations under ARTICLE 11 (Confidentiality; Publication), in its legal files solely for the purpose of enabling it to comply with the provisions of this Agreement, and Lysovant shall not be required to remove such Confidential Information from its back-up or archive electronic records, including its electronic laboratory notebook and laboratory information management systems; and

(iii) as between the Parties, iNtRON shall be solely responsible for all future Development, manufacture and Commercialization of Licensed Products in the Field, [***].

(b) Upon termination of this Agreement by Lysovant pursuant to Section 12.2(a) (Termination by Lysovant for Convenience); or by iNtRON pursuant to Section 12.2(b) (Termination for Cause), Section 12.2(c) (Termination for Bankruptcy) or Section 12.2(d) (Termination for Patent Challenge), in each case, the following consequences shall apply and shall be effective as of the effective date of such termination:

(i) Lysovant hereby grants to iNtRON, effective only upon such termination and without any warranty and at iNtRON’s sole risk, an [***] license, [***] under the Lysovant Technology, including Joint Inventions and Joint Patents, to research, Develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export, and otherwise Commercialize [***];

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(ii) if this Agreement is terminated by:

(A)

Lysovant pursuant to Section 12.2(a) (Termination by Lysovant for Convenience), then the Parties shall negotiate the terms of the license set forth in Section 12.3(b)(i) (Effect of Termination) in good faith for a period not to exceed [***]; and

(B)

iNtRON pursuant to Section 12.2(b) (Termination for Cause), Section 12.2(c) (Termination for Bankruptcy), or Section 12.2(d) (Termination for Patent Challenge), then the license set forth in Section 12.3(b)(i) (Effect of Termination) shall be [***];

(iii) Lysovant shall (i) and hereby does, effective on such termination, assign to iNtRON all Regulatory Documentation and Regulatory Approvals for any [***] (ii) deliver to iNtRON true and complete copies of all Regulatory Documentation and Regulatory Approvals, (iii) take such other actions and execute such other instruments, assignments and documents as may be necessary to effect and evidence such assignment; and (iv) provide reasonable assistance, [***] with any inquiries and correspondence with Regulatory Authorities regarding any Licensed [***] for a period of [***] after termination;

(iv) Lysovant shall disclose to iNtRON all Lysovant Know-How to the extent not already known to iNtRON that is [***] for iNtRON to Develop, manufacture and Commercialize [***]; in addition, Lysovant shall, at iNtRON’s request, provide reasonable technical assistance and transfer all Lysovant Know-How necessary to Develop and manufacture [***] to iNtRON or its designee, and [***];

(v) Lysovant shall, at iNtRON’s request and election, transfer to iNtRON all then-existing [***];

(vi) iNtRON shall have the right to purchase from Lysovant any or all of the [***] as of the effective date of termination, at a price equal [***]; and

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(vii) Lysovant shall, and hereby does, effective on such termination, assign to iNtRON all of Lysovant’s and its Affiliates’ right, title and interest in and to any and all trademarks used by Lysovant and its Affiliates in the Territory in connection with its Development, manufacture or Commercialization of Licensed Products (excluding any such trademarks that include, in whole or part, any corporate name or logo of Lysovant or its Affiliates), including all goodwill therein, and Lysovant shall promptly take such actions and execute such instruments, assignments and documents as may be necessary to effect, evidence, register and record such assignment.

12.4 Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, nor shall expiration or any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, at law or in equity, with respect to breach of this Agreement. In addition, the provisions of ARTICLE 1 (Definitions),Section 7.6 (Late Payments), Section 7.7 (Taxes), Section 7.8 (Financial Records and Audit), Section 7.9 (Audit Dispute), Section 8.1 (Ownership), ARTICLE 10 (Indemnification), ARTICLE 11 (Confidentiality; Publication) (except for Section 11.4 (Publication)), Section 12.3 (Effect of Termination), Section 12.4 (Survival), Section 12.5 (Termination Not Sole Remedy), Section 13.11 (Dispute Resolution), and ARTICLE 13 (General Provisions) hereof shall survive the expiration or termination of this Agreement. Solely as to Joint Inventions and Joint Patents, the following provisions shall also survive the expiration or termination of this Agreement: Section 8.2 (Patent Prosecution and Maintenance), Section 8.3 (Cooperation of the Parties), and Section 8.4 (Infringement by Third Parties).

12.5 Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE 13

GENERAL PROVISIONS

13.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws with the exception of sections 5-1401 and 5-1402 of New York General Obligations Law.

13.2 Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably conditioned, withheld, or delayed); provided, however, that either Party may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other Party’s consent: (a) in connection with the transfer or sale of all or substantially all of the business or assets of such Party to which this Agreement relates to a Third Party, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise; provided that in the event of any such

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

transaction or a transaction in which such Party is acquired by a Third Party by stock purchase, merger or otherwise (whether or not this Agreement is actually assigned to or is assumed by the acquiring party by operation of law), [***] (b) to an Affiliate, provided that the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate. Each Party shall promptly notify the other Party of any such permitted assignment. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section. Any assignment not in accordance with this Section 13.2 (Assignment) shall be null and void.

13.3 Entire Agreement; Modification. This Agreement is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

13.4 Rights Upon Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code and other similar laws in any jurisdiction in the Territory (collectively, the “Bankruptcy Laws”), licenses of rights to “intellectual property” as defined under the Bankruptcy Laws. If a case is commenced during the Term by or against a Party under Bankruptcy Laws then, unless and until this Agreement is rejected as provided in such Bankruptcy Laws, such Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a trustee) shall perform all of the obligations provided in this Agreement to be performed by such Party. If a case is commenced during the Term by or against a Party under the Bankruptcy Laws, this Agreement is rejected as provided in the Bankruptcy Laws and the other Party elects to retain its rights hereunder as provided in the Bankruptcy Laws, then the Party subject to such case under the Bankruptcy Laws (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 trustee), shall provide to the other Party copies of all information necessary for such other Party to prosecute, maintain and enjoy its rights under the terms of this Agreement promptly upon such other Party’s written request therefor. All rights, powers and remedies of the non-bankrupt Party as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Bankruptcy Laws) in the event of the commencement of a case by or against a Party under the Bankruptcy Laws. In particular, it is the intention and understanding of the Parties to this Agreement that the rights granted to the Parties under this Section 13.4 (Rights Upon Bankruptcy) are essential to the Parties’ respective businesses and the Parties acknowledge that damages are not an adequate remedy if a case is commenced by or against a Party under the Bankruptcy Laws during the Term.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

13.5 Exclusivity. Each Party recognizes that the exclusivity restrictions contained in ARTICLE 2 (License Grant) are properly required for the adequate protection of the Parties’ rights hereunder, and agree that if any provision in ARTICLE 2 (License Grant) is determined by any court to be unenforceable by reason of its extending for too great a period of time or over too great a geographic area, or by reason of its being too extensive in any other respect, such restrictions shall be interpreted to extend only for the longest period of time and over the greatest geographic area, and to otherwise have the broadest application as shall be enforceable.

13.6 Relationship Between the Parties. The Parties’ relationship with one another, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party. Neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

13.7 Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

13.8 Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement (but excluding payment obligations) to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any Governmental Authority or unavailability of materials related to the manufacture of Licensed Endolysins or Licensed Products. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical and shall promptly undertake and continue diligently all reasonable efforts necessary to cure such force majeure circumstances or to perform its obligations in spite of the ongoing circumstances.

13.9 Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provisions adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions which, insofar as practical, implement the purposes of this Agreement.

13.10 Notices. Any notice to be given under this Agreement must be in writing and delivered either (a) in person, (b) by air mail (postage prepaid) requiring return receipt, (c) by overnight courier, or (d) by e-mail with delivery and return receipts requested and confirmation of delivery thereafter, to the Party to be notified at its address(es) given below, or at any address such

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Party may designate by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (i) the date of actual receipt; (ii) if air mailed, [***] after the date of postmark; (iii) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries or (iv) if sent by e-mail, the date of confirmation of receipt.

If to iNtRON:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

If to Lysovant:

[***]

[***]

[***]

[***]

[***]

[***]

With copy sent concurrently to:

[***]

[***]

[***]

[***]

[***]

13.11 Dispute Resolution

(a) The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. Subject to Section 13.11(h) (Dispute Resolution), in the event the Parties cannot resolve such dispute, controversy or claim within a period of [***] then the matter shall be referred by either Party, by written notice to the other Party, to designated senior executives of the Parties for resolution. The designated senior executives shall endeavor to meet in person within [***] following transmittal of such notice. The initial designated senior executives shall be [***]. Each Party shall be entitled to name substitute senior executives upon written notice to the other Party. The foregoing duties may be delegated to the extent the person delegated with such duties is duly authorized to enter into the foregoing resolution without seeking any additional approval within Lysovant or iNtRON, as applicable.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(b) Except as expressly set forth in Section 13.11(h) (Dispute Resolution), if, after going through this procedure, the Parties do not fully settle, and a Party wishes to pursue the matter, each such dispute, controversy or claim that is not an Excluded Claim (defined in Section 13.11(g) (Dispute Resolution)) shall be finally resolved by binding arbitration administered by [***] pursuant to [***].

(c) The arbitration shall be conducted by a panel of three (3) neutral arbitrators, each of whom shall have significant legal or business experience in the pharmaceutical industry, and none of whom shall be a current or former employee or director, or a current significant shareholder, of either Party or any of their respective Affiliates or any Sublicensee: within [***] after initiation of arbitration, each Party shall select one (1) person to act as arbitrator and the two (2) Party-selected arbitrators shall select a third (3rd) arbitrator within [***] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third (3rd) arbitrator, the third (3rd) arbitrator shall be appointed by [***]. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English. Within [***] after selection of the third arbitrator, the arbitrators shall conduct the Preliminary Conference (as defined in the [***]). In addressing any of the subjects within the scope of the Preliminary Conference, the arbitrators shall take into account both the desirability of making discovery efficient and cost-effective and the needs of the Parties for an understanding of any legitimate issue raised in the arbitration. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction.

(d) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. The arbitrators’ authority to award punitive or any other type of damages not measured by a Party’s compensatory damages shall be subject to the limitation set forth in Section 10.5 (Special, Indirect and Other Losses). [***].

(e) Except to the extent necessary to confirm or enforce an award or as may be required by law, neither Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of the other Party. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

(f) The Parties agree that, in the event of a dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments were not due.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(g) As used in this Section 13.11 (Dispute Resolution), the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the construction, scope, validity, enforceability, inventorship or infringement of a patent, patent application, trademark or copyright; or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

(h) Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration proceeding. In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of Patents or other intellectual property rights, and no such claim shall be subject to arbitration pursuant to Sections 13.11(b) (Dispute Resolution) and 13.11(c) (Dispute Resolution).

13.12 Baseball Arbitration. This Section 13.12 (Baseball Arbitration) shall apply to disputes arising under Section 12.3(b) (Effect of Termination) to be resolved by baseball arbitration. Baseball arbitration will be conducted by one (1) arbitrator who shall be reasonably acceptable to the Parties and who shall be appointed in accordance with the [***]. If the Parties are unable to select an arbitrator within [***] then the arbitrator shall be appointed in accordance with the [***]. Any arbitrator chosen under this Section 13.12 (Baseball Arbitration) shall have significant legal or business experience in the pharmaceutical industry, and shall not be a current or former employee or director, or a current significant shareholder, of either Party or any of their respective Affiliates or any Sublicensee. Within [***] after the selection of the arbitrator, each Party shall submit to the arbitrator and the other Party a proposed resolution of the dispute that is the subject of the arbitration, together with any relevant evidence in support thereof (the “Proposals”). Within [***] after the delivery of the last Proposal to the arbitrator, each Party may submit a written rebuttal of the other Party’s Proposal and may also amend and re-submit its original Proposal. The Parties and the arbitrator shall meet within [***] after the Parties have submitted their final Proposals (and rebuttals, if any), at which time each Party shall have one (1) hour to argue in support of its Proposal. The Parties shall not have the right to call any witnesses in support of their arguments, nor compel any production of documents or take any discovery from the other Party in preparation for the meeting. Within [***] after such meeting, the arbitrator shall select one of the final Proposals so submitted by one of the Parties as the resolution of the dispute, but may not alter the terms of either final Proposal and may not resolve the dispute in a manner other than by selection of one of the submitted final Proposals. If a Party fails to submit a Proposal within the initial [***] time frame set forth above, the arbitrator shall select the Proposal of the other Party as the resolution of the dispute.

13.13 Performance by Affiliates. Each Party may discharge any obligations and exercise any rights hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

13.14 Headings. The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

13.15 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

13.16 Business Day Requirements. If any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Business Day, then such notice or other action or omission shall be deemed to require to be taken on the next occurring Business Day.

13.17 English Language. This Agreement has been prepared in the English language, and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language.

13.18 Interpretation. All references in this Agreement to the singular include the plural where applicable. Unless otherwise specified, references in this Agreement to any Article include all Sections, subsections and paragraphs in such Article, and references to any Section include all subsections and paragraphs in such Section. The word “including” and similar words means including without limitation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. The word “or” is disjunctive but not necessarily exclusive. All references to days in this Agreement mean calendar days, unless otherwise specified. Except as otherwise specified herein, references to a person are also to its permitted successors and assigns.

13.19 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.20 Name Change. Promptly after the Effective Date, Lysovant shall use best reasonable efforts to change its name from Pharmavant 1 GmbH to Lysovant Sciences GmbH.

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CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and entered into by their duly authorized representatives as of the Effective Date.

INTRON BIOTECHNOLOGY, INC.		PHARMAVANT 1 GMBH IN FORMATION

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	[***]	Date:	[***]

SIGNATURE PAGE TO LICENSE AGREEMENT

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

List of Exhibits

Exhibit A	Licensed Endolysin Specifications

Exhibit B	iNtRON Patents

Exhibit C	Transfer Plan

Exhibit D	Press Release

Exhibit E	Schedule of Costs for Ongoing Clinical Trials